               Pages where confidential treatment has been requested are stamped "Confidential Treatment Requested. The redacted material has been seperately filed with the Commission." The redacted portions are indicated by a "(*)".
                                                                   EXHIBIT 10.42



                          AGREEMENT FOR THE PROVISION

                                      OF

                        BILLING AND COLLECTION SERVICES

                                   BETWEEN

                           GTE TELEPHONE OPERATIONS

                                      AND

                         TELCO DEVELOPMENT GROUP INC.




                      IC Contract and Policy Development
                         600 Hidden Ridge, Irving, TX

                         TELCO DEVELOPMENT GROUP INC.

                   BILLING AND COLLECTION SERVICES AGREEMENT



              GTE/TELCO DEVELOPMENT GROUP PROPRIETARY INFORMATION

                   Not for outside disclosure or discussion
       beyond those persons or agents of TELCO DEVELOPMENT GROUP or GTE having direct involvement with the
                        development of this Agreement.
                    Not intended for internal distribution
                   beyond those persons with a need to know.





                      IC Contract and Policy Development
                        600 Hidden Ridge Irving, Texas

                          TELCO DEVELOPMENT GROUP INC.

                   BILLING AND COLLECTION SERVICES AGREEMENT


                                     INDEX

Agreement           Title Page
- ---------           ----------

Section 1.    Scope of This Agreement and Relationship
              to Other Documents......................................1
Section 2.    Detariffing of the Services.............................2
Section 3.    Term....................................................2
Section 4.    Cancellation and Termination of
              the Agreement and Attachments...........................2
Section 5.    Remedies Cumulative.....................................3
Section 6.    Denial of Service Authorization.........................3
Section 7.    Confidentiality and Publicity...........................3
Section 8.    Notification to End Users...............................4
Section 9.    Transfer of Funds.......................................4
Section 10.   Billing for Services Rendered...........................4
Section 11.   Minimum Charges.........................................5
Section 12.   Late Payment Charge.....................................5
Section 13.   Audit of GTE by TELCO DEVELOPMENT GROUP.................6
Section 14.   Taxes...................................................6
Section 15.   Data Retention..........................................6
Section 16.   Independent Contractors.................................6
Section 17.   Claims and Dispute Resolution...........................6
Section 18.   Claims Limitation.......................................6
Section 19.   Dispute Resolution......................................7
Section 20.   Limitation of Liability.................................7
Section 21.   Assignment..............................................8
Section 22.   Force Majeure...........................................8
Section 23.   Severability............................................8
Section 24.   Third Party Beneficiaries...............................8
Section 25.   Governing Law and Venue.................................8
Section 26.   Executed in Counterparts................................8
Section 27.   Headings................................................8
Section 28.   Attachments to the Agreement............................8
Section 29.   Entire Agreement........................................9
Section 30.   Amendments and Waivers..................................9
Section 31.   Construction............................................9
Section 32.   Execution...............................................9
Section 33.   Notices and Demands.....................................9
Section 34.   Program Development.....................................9
Section 35.   Regulatory Cooperation.................................11

                          TELCO DEVELOPMENT GROUP INC.

                   BILLING AND COLLECTION SERVICES AGREEMENT

                                     INDEX


                                  ATTACHMENTS
                                  -----------


Attachment
Number       Title                                    Page(s)
- ------       -----                                    -------

A            GTE Telephone Operating Companies      1
B            Definition of Terms                    1 through 4
C            Proprietary Billing Information        1
D            List of Contacts                       1
E            Charges for the Services               1 through 11

                   BILLING AND COLLECTION SERVICES AGREEMENT



THIS AGREEMENT ("Agreement"), is made between TELCO DEVELOPMENT GROUP INC., with an address at 4219 Lafayette Center Plaza, Chantilly, VA 22021-1209 ("TELCO DEVELOPMENT GROUP"), and GTE Telephone Operations, consisting of the GTE Telephone Operating Companies listed in Attachment A, with an address at 600 Hidden Ridge, Irving, Texas 75038 ("GTE").

WHEREAS, GTE desires to provide Billing and Collection Services ["Service(s)"] pursuant to this Agreement, its attachments and, when applicable, to tariffs filed with regulatory bodies (collectively "Tariffs"); and

WHEREAS, TELCO DEVELOPMENT GROUP desires to purchase the Services listed below, in accordance with the terms and conditions of this Agreement;



       Service                                   Service Attachment
       -------                                   ------------------

       BillingPlus(SM) Service                   Service Attachment 2
       PrimeTarget(SM) Services                  Service Attachment 5
       Billing Analysis Service                  Service Attachment 6
       Sub-CIC Service                           Service Attachment 8



NOW, THEREFORE, in consideration of the mutual obligations of the Parties, GTE and TELCO DEVELOPMENT GROUP agree as follows:

Section 1.      Scope of This Agreement and Relationship to Other Documents

1.1 This Agreement specifies the rights and obligations of each Party with respect to GTE's provision of end-user billing and collection for services provided by TELCO DEVELOPMENT GROUP to End-Users.

1.2 Services are provided pursuant to the terms and conditions of this Agreement, unless governed by tariff(s), orders or regulations. In such case, the Service shall be provided pursuant to the tariff(s), orders, or regulations. Should a conflict exist between the provisions contained in this Agreement and the applicable tariff, order or regulation, the provisions of the tariff, order or regulation shall prevail.

1.3 If an action by a legislative or regulatory body results in an increase in GTE's Billing and Collection expenses related to the provisioning of the Services, GTE may increase its rates commensurately upon ninety (90) calendar days written notice to TELCO DEVELOPMENT GROUP.

1.4 On the effective date of this Agreement, this Agreement shall supersede all previous agreements between TELCO DEVELOPMENT GROUP and GTE or
        ---
        former Contel Operating Companies where applicable. GTE Telephone Operating Areas are set forth in Section 10 of Attachment E. Rates for all GTE and former Contel areas are shown in Attachment E.

1.5 TELCO DEVELOPMENT GROUP warrants that all credit card and third number messages to be billed and collected by GTE have had the Billing Telephone Number validated through a Query Response Service or Line Identification Database Service.

1.6 TELCO DEVELOPMENT GROUP shall not submit Pay Per Call message traffic for billing and collection unless TELCO DEVELOPMENT GROUP has selected Service Attachment 1 and has submitted the appropriate PON to commence Pay Per Call billing. In the event GTE receives Pay Per Call messages prior to TELCO DEVELOPMENT GROUP ordering PrimeLink(SM) Service and submitting the requisite PON, the Pay Per Call



                                GTE PROPRIETARY

                                    -PA-1-
        charges will be recoursed to TELCO DEVELOPMENT GROUP without further obligation, and GTE shall adjust such messages off of the End User's bill. GTE may reject any additional Pay Per call messages received.

1.7 GTE reserves the right to modify or replace billing systems by giving TELCO DEVELOPMENT GROUP six (6) months written notice.

1.8 TELCO DEVELOPMENT GROUP may add Services to this Agreement during its term by executing a Service Attachment as an amendment to the Agreement. The additional Services shall continue in effect until the termination of the Agreement.

1.9 The terms used in this Agreement, unless otherwise referenced, shall have the meanings set forth in Attachment B - Definition of Terms.

Section 2.         Detariffing of the Services

        Should it be determined by any appropriate regulatory body or legislative authority that any of the Services provided pursuant to Tariff shall no longer be offered under Tariff, and provided that it is otherwise permissible, the Parties agree to continue such Service(s) under the rates, terms and conditions set forth in this Agreement.

Section 3.         Term

        The term of this Agreement shall be for a period of three (3) years ("Term") effective for GTE South Area, GTE North Area, and GTE Central Area on June 1, 1995 ("Effective Date") and effective for GTE West Area on August 1, 1995 and terminating in all Areas on May 31, 1998.

Section 4.         Cancellation or Termination of the Agreement and Attachments


4.1 In the event that any regulatory, legislative or legal action prohibits or substantially impairs GTE's ability to provide the Service(s) in the manner and under the terms set forth in this Agreement, either Party may terminate this Agreement upon ninety (90) calendar days written notice to the other Party without further obligation, other than the obligation of TELCO DEVELOPMENT GROUP to pay GTE for Services rendered and of GTE to remit to TELCO DEVELOPMENT GROUP amounts collected from End Users on TELCO DEVELOPMENT GROUP's behalf.

4.2 In the event of breach of any provision of this Agreement by either Party, the non-defaulting Party shall give the defaulting Party written notice, and the defaulting Party shall cure the breach within ninety
        (90) calendar days of such notice. If the defaulting Party does not cure such breach, the non-defaulting Party may, at its sole option, terminate this Agreement and shall be entitled to pursue all available remedies for such breach. In the event either Party terminates this Agreement under this Section, prior to the expiration of the term as set forth in
        Section 3 of this Agreement, the liability for costs shall be as follows:

        4.2.1 If GTE breaches the Agreement TELCO DEVELOPMENT GROUP shall be entitled to a refund of some development costs paid or credit amounts due to GTE for the development of systems or procedures. This amount is calculated by dividing the number of months remaining in the Term of the Agreement following the last month Services are rendered, by the number of months in the Term and multiplying that result by the total actual development costs paid or due.

        4.2.2 If TELCO DEVELOPMENT GROUP breaches the Agreement, as described in this Section 4.2, TELCO DEVELOPMENT GROUP shall reimburse GTE for the system development and installation cost, less the net salvage value of equipment and material either ordered, provided or installed, plus the non-recoverable cost (i.e., reinstatement of software, removal of system code) of system development and installation not to exceed the total development costs authorized in writing by TELCO DEVELOPMENT GROUP and the Minimum Monthly Charge for the remainder of the term of this Agreement as specified in Sections 4.3 and 11.

4.3 If TELCO DEVELOPMENT GROUP terminates this Agreement for any reason other than as set forth in Section 4.1, before the end of the Term set forth in Section 3, TELCO DEVELOPMENT GROUP shall be liable for the Minimum Monthly Charge shown in Section 10 of Attachment E for the unexpired term of the Agreement. Total Minimum Monthly Charge for the months remaining in the unexpired term of the Agreement shall be due and payable within thirty (30) calendar days from the termination of this Agreement.


                                GTE PROPRIETARY
                                    -PA-2-

4.4 Notwithstanding any other provision of this Agreement, GTE may terminate this Agreement without any further liability if TELCO DEVELOPMENT GROUP admits insolvency, makes an assignment (other than as provided for in Section 21) for the benefit of creditors, is unable to pay debts as they mature, or has a trustee or receiver appointed over all or a substantial portion of its assets.

4.5 The obligation set forth in Section 7 shall survive the termination of this Agreement.

Section 5.       Remedies Cumulative

          Except for Sections 17, 18, and 20, all rights of termination, cancellation, or other remedies in this Agreement are cumulative. Use of any remedy shall not preclude any other remedy in this Agreement.

Section 6.       Denial of Service Authorization

          TELCO DEVELOPMENT GROUP authorizes GTE to disconnect end-user service for non-payment in accordance with applicable laws, regulatory orders and GTE policy and procedures presently in effect or established in the future.

Section 7.       Confidentiality and Publicity

7.1 All proprietary or confidential information ("Proprietary Information") disclosed by either Party during the negotiations and the term of this Agreement shall be protected by the other Party in accordance with the terms of this Section.

7.2 The term "Proprietary Information") means written, recorded and machine readable information, such as TELCO DEVELOPMENT GROUP end-user information as set forth in Attachment C, TELCO DEVELOPMENT GROUP system or new product specifications, audits and examinations or other information provided in tangible form to one Party by the other Party regarding the above referenced subject matter and which is marked proprietary or confidential with the appropriate owner corporation name, i.e. "GTE Proprietary". Information disclosed orally shall not be considered proprietary unless such information is reduced to writing by the providing Party and a copy is delivered to the receiving Party within thirty (30) business days after such oral disclosure. This writing shall also state the place, date and person(s) to whom disclosure was made.

7.3 The Parties shall not disclose any Proprietary Information of the other Party in whole or in part, including derivations, to any third party for a period of three (3) years from the date of disclosure. If the Parties agree to a different nondisclosure period for a specific document, the disclosing party shall mark the document with the non-disclosure period. The Parties shall not be liable for inadvertent or accidental disclosure of Proprietary Information of the other provided that: (a) each Party uses at least the same degree of care in safeguarding such Proprietary Information as it uses for its own proprietary information of like importance which shall be reasonably calculated to prevent such inadvertent disclosure; (b) it limits access to such Proprietary Information to its employees and agents who are directly involved in the consideration of the Proprietary Information and informs its employees and agents who have access to such Proprietary Information of the Party's duty not to disclose; and
          (c) upon discovery of any such inadvertent disclosure of Proprietary Information, it shall endeavor to prevent any further inadvertent disclosure.

7.4 Information shall not be deemed proprietary and the receiving Party shall have no obligation with respect to any information which:

          (a) is or becomes publicly known through no wrongful act, fault or negligence of the receiving Party; or

          (b) was known by the receiving Party or by any other affiliate or subsidiary of the receiving Party prior to disclosure, or is at any time developed by the receiving Party independently of any such disclosure; or

          (c) was disclosed to the receiving Party by a third party who was free of obligations of confidentiality to the Party providing the information; or

          (d)     is disclosed or used by the receiving Party, more than three
                  (3) years following its initial disclosure unless otherwise agreed upon; or

          (e) is approved for release by written authorization of the disclosing Party; or

          (f) is disclosed pursuant to a requirement or request of a governmental agency or regulator or if disclosure is required by operation of law; or

          (g) is furnished to a third party by the disclosing Party without a similar restriction on the third party's rights.

                                GTE PROPRIETARY
                                    -PA-3-

7.5 Since either party may choose not to use or announce any services, products or marketing techniques relating to this Agreement or information gained or exchanged during the negotiations, both Parties acknowledge that one is not responsible or liable for any business decisions made by the other in reliance upon any disclosures made during any meeting between the Parties or in reliance on any results of the negotiations. The furnishing by either Party of Proprietary information to the other shall not obligate either Party to enter into any further agreement or negotiation with the other. This Section does not relieve either Party of its contractual obligations under this Agreement.

7.6 Nothing contained in this Agreement shall be construed as granting to a Party a license, either express or implied, under any patent, copyright or trademark, now or hereafter owned, obtained, controlled or which is or may be licensable by the other Party.

7.7 All publicity regarding this Agreement and its Attachments is subject to the Parties' prior written consent.

7.8 Unless otherwise agreed upon, neither Party shall publish or use the other Party's name, language, pictures, or symbols from which the other Party's name may be reasonably inferred or implied in any advertising, promotion, or any other publicity matter relating directly or indirectly to this Agreement.

7.9 The Parties acknowledge that this Agreement contains commercially confidential information that may be considered proprietary by either or both Parties, and agree to limit distribution of this Agreement to those individuals in their respective companies with a need to know the contents of this Agreement.

7.10 The Parties further agree to seek commercial confidential status for this Agreement with any regulatory commission with which this Agreement must be filed, to the extent such a designation can be secured.

Section 8.       Notification to End Users

          The Parties shall agree in advance and in writing to any notification to End Users concerning the billing arrangements between TELCO DEVELOPMENT GROUP and GTE under this Agreement. GTE may notify End Users of the termination of this Agreement without prior agreement of TELCO DEVELOPMENT GROUP.

Section 9.       Transfer of Funds

9.1 Any payment from either Party to the other Party of one hundred thousand dollars ($100,000.00) or more shall be transmitted to the bank account designated by the receiving Party by electronic funds transfer. Any payment by either Party to the other Party of less than one hundred thousand dollars ($100,000.00) may be paid by check, draft or electronic funds transfer to the payee's address. If any portion of the amount due either Party is received by the other Party in funds that are not immediately available to the payee, then a late payment charge shall be due the payee.

9.2 Where the Parties have made arrangements for a bank or other third party to remit funds to the other, proper identification of the bank/third party, to include the account number, shall be furnished. The remitting Party shall cooperate in correcting any bank or other third party errors and shall not be relieved of its payment responsibilities because of such errors.

Section 10.      Billing for Services Rendered

10.1 GTE shall bill TELCO DEVELOPMENT GROUP for Services rendered in accordance with this Agreement on a monthly basis. Each invoice shall be for a period of approximately thirty (30) calendar days, depending upon data processing cutoff dates used by GTE in each state or Company.

10.2 If TELCO DEVELOPMENT GROUP fails to pay or file a claim for an amount by the payment due date appearing on the GTE invoice, late payment charges may apply as set forth in Section 12.

10.3 The payment due date for each Service Invoice shall be determined by adding thirty (30) calendar days to the invoice preparation date. GTE shall use its best efforts to mail the invoice on the invoice preparation date.

10.4 If the payment due date on the Invoice causes such payment to be due on a Saturday, Sunday or Holiday for GTE, payment for the amount due GTE shall be as follows:

          a. If such payment due date falls on a Sunday or Holiday which is observed on a Monday, the payment date shall be the first non-Holiday following such Sunday or Holiday.

          b. If such payment due date falls on a Saturday or the Holiday is observed on Tuesday, Wednesday, Thursday or Friday, the payment date shall be the last non-Holiday preceding such

                                GTE PROPRIETARY
                                    -PA-4-

                   Saturday or Holiday.

10.5 In the event that (i) TELCO DEVELOPMENT GROUP files for bankruptcy, makes a general assignment for the benefit of creditors or is acquired by another entity or (ii) undisputed amounts are not paid by TELCO DEVELOPMENT GROUP within ninety (90) calendar days of receiving the invoice, GTE may net the amounts of the invoices against the purchase of accounts receivable amounts due TELCO DEVELOPMENT GROUP under this Agreement.


Section 11.        Minimum Charges

          If total amounts incurred by TELCO DEVELOPMENT GROUP for Services rendered in any month are less than the Minimum Monthly Charge as set forth in Section 10 of Attachment E, (including Zero (0) amounts) the Minimum Monthly Charge shall be billed by GTE and shall be payable by TELCO DEVELOPMENT GROUP. A separate Minimum Monthly Charge applies for each GTE operating Area. Attachment E shows the Minimum Monthly Charge for each Area. The Minimum Monthly Charge shall be applied by GTE beginning with the first full calendar month after the Effective Date.

Section 12.        Late Payment Charge

12.1 Any amount not received by the payment due date shall be subject to a late payment charge unless otherwise specified in an applicable tariff or prohibited by law. The late payment charge shall be the balance overdue times the lesser of:

          12.1.1 The highest interest rate (in decimal value) allowed by state law or regulation for commercial transactions in each state covered under this Agreement, for the number of calendar days from the day following the payment due date up to and including the date payment is actually made; or,

          12.1.2 twelve per cent (12%) per annum simple interest for the number of calendar days from the day following the payment due date up to and including the date payment is actually made.

12.2 If any adjustment that reduces an end-user balance is received by GTE from TELCO DEVELOPMENT GROUP after the date GTE billed the charges to be adjusted to the End User plus forty-five (45) calendar days, then TELCO DEVELOPMENT GROUP may be subject to a late Payment charge due GTE if it is determined that GTE was not the sole cause of the delay. The late payment charge shall be the adjustment amount times a late factor, shown in Section 12.1, unless otherwise specified in an applicable tariff or prohibited by law.

12.3 Late Payment Charges shall not be levied on claimed or disputed amounts until resolution. If the claim or dispute is resolved in GTE's favor, TELCO DEVELOPMENT GROUP shall pay the Late Payment Charges on the claimed or disputed amounts previously deducted. If the claim or dispute is resolved in TELCO DEVELOPMENT GROUP's favor, GTE shall pay interest on the amounts already paid to GTE using the factors shown in
          Section 12.1.

12.4 Late Payment Charge shall not be applied to amounts involved in bank or third party errors, rather the discrepancy shall be resolved by the banks or other third parties involved. The Parties shall notify the banks/third parties involved and coordinate resolution.

12.5 Late payment charges shall be included on the next settlement statement, but will be excluded in factoring new late payment charges.

Section 13.        Audit of GTE by TELCO
                   DEVELOPMENT GROUP

13.1 TELCO DEVELOPMENT GROUP may request an audit or examination of GTE upon prior sixty (60) calendar days written notice. The Audit or Examination shall be conducted during the normal business hours and shall be limited to records and procedures containing information bearing upon (1) amounts being billed to End Users by GTE as part of its provision of Services, and (2) charges to TELCO DEVELOPMENT GROUP for Services provided by GTE pursuant to this Agreement. TELCO DEVELOPMENT GROUP may request one (1) audit per twelve (12) month period. TELCO DEVELOPMENT GROUP may request one examination per Area, per six (6) month period.

13.2 An Audit is a comprehensive review that may encompass multiple departments and multiple services, without limitation as to scope except as provided in Section 13.1.

13.3 An Examination is an inquiry on a single issue or a specific topic. By way of illustration only, and not by way of limitation, an Examination may consist of an inquiry into any of the following issues or topics:
          Conversion to TELCO DEVELOPMENT GROUP billing, adjustments, reconciliation of interface output to end-user records, or monitoring or testing of new or


                                GTE PROPRIETARY
                                     -PA-5-
          updated interfaces.

13.4 The Parties shall agree on a date upon which the audit or examination is to commence, the estimated duration, the location, the subject matter of the audit or examination and the materials to be audited or examined.

13.5 Each Party shall bear its own expenses in connection with the conduct of an audit or examination. Special Data Extractions required by TELCO DEVELOPMENT GROUP to conduct the audit or examination shall be paid for by TELCO DEVELOPMENT GROUP.

13.6 GTE materials reviewed by TELCO DEVELOPMENT GROUP in the course of an audit or examination shall be deemed confidential and their use shall be limited to the conduct of the audit or examination and preparation of a report for appropriate distribution within TELCO DEVELOPMENT GROUP to those with a need to have the results of the audit or examination. TELCO DEVELOPMENT GROUP agrees to provide a copy of
          Section 7 of this Agreement to employees and or agents acting on its behalf and to require their compliance with its provisions.

Section 14.        Taxes

          Tax applications and procedures are set forth in the Service Attachments for each Service provided.

Section 15.        Data Retention

          All data associated with the provision and receipt of Service(s) pursuant to this Agreement shall be maintained for the greater of, (a) the retention time required by law or regulation for maintaining information, or (b) two (2) years.

Section 16.        Independent Contractors

16.1 Each Party is engaged in a business which is independent of the other Party and each Party shall perform its obligations as an independent contractor.

16.2 Neither Party shall employ any person to perform Services who that Party knows is a full or part-time employee of the other Party.

Section 17.        Claim Resolution

17.1 A claim is a monetary amount that is disputed by a Party with respect to the terms and conditions of this Agreement or any subject matter referred to in or governed by this Agreement. A claim may be for either an amount that was withheld from payment by a Party, or an amount that was paid by a Party and subsequently identified as a disputed amount.

17.2 If either Party shall have any claim, that Party shall provide written notification to the other Party, as outlined in Section 33, identifying the issue or amount disputed, including a detailed explanation of the circumstances.

          17.2.1 The written notification regarding the claim shall be sent by the moving Party within thirty (30) calendar days from the date of discovery.

          17.2.2 TELCO DEVELOPMENT GROUP or GTE shall not be bound to pay for the amounts disputed until such time as the claim is resolved. At the time of resolution of the claim, if any money is to be paid by either Party to the other, interest shall be paid to the Party receiving the disputed monies to compensate for the lapsed time between the payment due date and payment date.

          17.2.3 The Party receiving the claim shall respond in writing within thirty (30) calendar days from the date notification is received.

          17.2.4   The Party filing the claim shall have an additional thirty
                   (30) calendar days after the receipt of the response to either accept the resolution offered by the other Party or request implementation of the Dispute Resolution procedures set forth in Section 19 of this Agreement.

17.3 Either Party may bring to the attention of the other Party any claim that has not been satisfactorily resolved following the procedures described above. Both Parties agree to negotiate resolution in good faith. To this end TELCO DEVELOPMENT GROUP and GTE agree to escalate any and all unresolved disputes by following the procedures set forth in Section 19, Dispute Resolution.

Section 18         Claims Limitation

18.1 GTE shall bill TELCO DEVELOPMENT GROUP for Billing and Collection Services within two (2) years of the rendering of the service otherwise governed by tariff or law. TELCO DEVELOPMENT GROUP shall submit claims for Billing and Collection Services within two (2) years of the bill date unless otherwise governed

                                GTE PROPRIETARY
                                    -PA-6-
          by tariff or law. Service is considered rendered when the Purchase of Accounts Receivable Report is submitted to TELCO DEVELOPMENT GROUP.

18.2 No claims may be made under this Agreement or referred to the dispute resolution procedures set forth in Section 19 of this Agreement, more than two (2) years after the bill date of the ancillary bill or the Purchase of Accounts Receivable (PAR) Report date. Failure to make such claim within two (2) years shall bar any course of action before a judicial or regulatory body. If a claim is made within the two (2) year period, a cause of action shall not be filed before a judicial or regulatory body until at least ninety (90) calendar days after the completion of the dispute resolution process or statutory limitation of actions whichever is shorter. Claims for indemnity under Section 20 shall not be limited by the two (2) year limitation provided, but shall be governed by the appropriate statutory limitation of actions.

Section 19         Dispute Resolution

19.1 A dispute between the Parties may arise from a claim that has not been resolved using the claims resolution process specified in Section 17, or any other disagreement or controversy that may arise concerning the terms and conditions of this Agreement or any subject matter referred to in or governed by this Agreement.

19.2 The Parties desire to resolve any dispute arising out of this Agreement without litigation. Accordingly, except for action seeking a temporary restraining order or injunction related to the purposes of this Agreement, or suit to compel compliance with this dispute resolution process, the Parties agree to use the following alternative dispute resolution procedure as their sole remedy with respect to any claim, dispute or other controversy arising out of or relating to this Agreement or its breach.

19.3 At the written request of a Party, each Party shall appoint a knowledgeable,responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The Parties intend that these negotiations be conducted by non-lawyer, business representatives. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement,the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, which shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all Parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit.

19.4 If the negotiations do not resolve the dispute within sixty (60) calendar days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. A Party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this section. Each Party may submit in writing to a Party, and that Party shall so respond, to a maximum of any combination of thirty-five (35) (none of which may be subparts) of the following: Interrogatories, demands to produce documents, and requests for admission. Each Party is also entitled to take the oral disposition of one individual of another Party. Additional discovery may be permitted upon mutual agreement of the Parties. The arbitration hearing shall be commenced within sixty (60) calendar days of the demand for arbitration. The arbitration shall be held in the city where this Agreement was executed by GTE. The arbitrator shall control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within thirty (30) calendar days after the close of hearings. The times specified in this section may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Judgement upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

19.5 Each Party shall bear its own costs of these procedures. A Party seeking discovery shall reimburse the responding Party the costs of production of documents (to include search time and reproduction costs). The Parties shall equally split the fees of the arbitration and the arbitrator.

Section 20.        Limitation of Liability

20.1 Each Party's liability to the other for any loss, cost, claim, injury, liability or expense; including reasonable attorney fees, relating to or arising out

                                GTE PROPRIETARY
                                    -PA-7-
          of any negligent act or omission in its performance of obligations arising out of this Agreement, shall be limited to the amount of direct damage actually incurred. With respect to claims arising out of this Agreement, either Party's cumulative liability, whether in contract, tort, or otherwise, shall not exceed the total charges applicable to the billing and collection services rendered under this Agreement. GTE's liability for service interruptions or for errors or omissions in the provision of the service shall be limited to a credit allowance of the charges for the service for the period of interruption.

20.2 In no event shall either Party be liable to the other for any indirect, special, or consequential damage of any kind whatsoever. Claims for loss of revenue based on unbillable messages (as specified in the Service Attachments) shall constitute claims for direct damages.

Section 21.        Assignment

21.1 Any assignment by either Party without the prior written consent of the other Party shall be void, except either Party may assign all or part of its rights and obligations to any legal entity which is a subsidiary or affiliate of that Party without consent, but with written notification. Such written consent shall not be unreasonably withheld or delayed. All obligations and duties of any Party under this Agreement shall be binding on all successors in interest and assigns of such Party.

21.2 The assignment of any right by TELCO DEVELOPMENT GROUP under this Agreement shall not impact any of GTE's rights under law or regulation including the right of set-off.

Section 22.        Force Majeure

          Neither Party shall be held liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, unusually severe weather conditions, failure to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

Section 23.        Severability

          In the event that any one or more of the provisions shall for any reason be held to be unenforceable in any respect under law or regulation, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such unenforceable provision or provisions had never been contained.

Section 24.        Third-Party Beneficiaries

          The provisions of this Agreement are for the benefit of the Parties and not for any other person. However, should any third party institute proceedings, this Agreement shall not provide any such person with any remedy, claim, liability, reimbursement, cause of action, or other right in excess of those provided in this Agreement.

Section 25.        Governing Law and Venue

          Unless as otherwise expressly provided in this Agreement, this Agreement shall be deemed to be a contract made under the laws of the State of Texas and subject to the exclusive jurisdiction of its courts in Texas.

Section 26.        Executed in Counterparts

          This Agreement may be executed in counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document.

Section 27.        Headings

          The headings and numbering of sections and paragraphs in the Agreement are for convenience only and shall not be construed to define or limit any of the terms or affect the meaning or interpretation of this Agreement.

Section 28.        Attachments to the Agreement

28.1      The following and Attachments are incorporated in this Agreement.

          Attachment A - GTE Operating Companies
          Attachment B - Definition of Terms
          Attachment C - Proprietary Billing Information
          Attachment D - List of Contacts
          Attachment E - Rates and Charges for the
                  Services


                                GTE PROPRIETARY
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

          Service Attachment 2   BillingPlus/SM/ Service
          Service Attachment 5   Prime Target/SM/ Services
          Service Attachment 6   Billing Analysis Service
          Service Attachment 8   Sub Carrier Identification Code Billing

28.2 To the extent that any of the Attachments may be inconsistent with or in conflict with this Agreement, the Attachments shall prevail.

Section 29.        Entire Agreement

          This Agreement, including all attachments as referenced constitute the entire Agreement between the Parties and supersedes all prior oral or written agreements, representations, statements, negotiations, understanding, proposals and undertakings with respect to the Service(s) provided.

Section 30.        Amendments and Waivers

30.1 Amendments, modifications and supplements to this Agreement are allowed and shall be binding on both Parties after the effective date, provided such amendments, modifications or supplements (1) are in writing, signed by the authorized representatives of both Parties and
          (2) by reference incorporate this Agreement and identify the specific sections and clauses which are amended, modified or supplemented or indicate that the material is new. The term "this Agreement" includes any future amendments, modifications and supplements.

30.2 No course of dealing or failure of any Party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

30.3 Waiver by either Party of any default by the other Party shall not be deemed a waiver of any other default.

30.4 No waiver of any provision or consent to default of any term shall be effective unless the same shall be in writing and signed by or on behalf of the Party against whom such waiver or consent is claimed.

Section 31.        Construction

          This Agreement and the provisions contained herein shall not be construed or interpreted for or against any Party because the Party drafted or caused its legal representative to draft any of its provisions.


Section 32.        Execution

32.1 The Parties hereto acknowledge that each has read this Agreement, that each fully understands its rights, privileges and duties under this Agreement, and that each enters this Agreement freely and voluntarily. Each Party further acknowledges that it has had an opportunity to consult with an attorney of its own choosing to explain the terms of this Agreement and the consequences of signing it.

32.2 The persons executing this Agreement for the respective Parties expressly represent and warrant that each of them has authority to execute this Agreement upon the behalf of his or her principal.

Section 33.        Notices and Demands

33.1 Except as otherwise provided under this Agreement, all notices, demands or requests which may be given by any Party to the other Party shall be in writing and shall be deemed to have been given on the date delivered in person, or sent via fascsimile, telex, cable or electronic mail service used by TELCO DEVELOPMENT GROUP, or on the date of the third business day after deposit, postage prepaid, in the United States Mail via Certified Mail return receipt requested, and addressed as set forth in Attachment D.

33.2 If personal delivery is selected as the method of giving notice under this Section, a receipt of such delivery shall be obtained.

33.3 The address to which such notices, demands, requests, elections or other communications given by either Party may be changed by written notice given by such Party to the other Party pursuant to this Section.

Section 34.        Program Development

34.1 Program Development consists of meeting TELCO DEVELOPMENT GROUP's software requirements and changing the bill format when requested by TELCO DEVELOPMENT GROUP and agreed to by GTE. Program Development also includes converting the message data, transmitted to GTE by TELCO DEVELOPMENT GROUP or another entity, into GTE standard format for processing.

          34.1.1 A Program Development Charge applies for the programming hours required for software designing coding and testing.

                                GTE PROPRIETARY
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          34.1.2    A Program Implementation Charge may apply for such items as table updating, administration, documenting program changes and other implementation activities.

          34.1.3 Changes in rate levels, such as taxes, of TELCO DEVELOPMENT GROUP charges to be billed shall normally be implemented within thirty (30) calendar days after receipt of an order from TELCO DEVELOPMENT GROUP requesting such change.

          34.1.4 When modification to the rating program is required, a Program Development Charge shall also apply. Changes in rate structure shall normally be completed within six (6) months of a TELCO DEVELOPMENT GROUP order. The complexity of the structural change shall determine the exact length of time necessary to fulfill the request.

          Rate structure changes shall be made only when GTE can accommodate such changes.

34.2 Program Development Procedures are initiated through a Purchase Order Number ("PON") request in writing. A PON document is created when TELCO DEVELOPMENT GROUP submits a request to GTE for a cost estimate and time frame relating to a GTE billing system modification for new or revised end-user Services, or for marketing information.

34.3 In certain instances, such as when TELCO DEVELOPMENT GROUP requests PrimeTarget(SM) Services, the costs for the project may be known and included in the PON. These are called preauthorized PONS. GTE shall accept a preauthorized PON as an authorization to work the request and bill TELCO DEVELOPMENT GROUP without further authorization unless the costs overrun the authorization.

34.4 At the time of execution of this Agreement, GTE is not charging for evaluation, however, GTE may charge for evaluation upon thirty (30) calendar days prior written notice to TELCO DEVELOPMENT GROUP by setting forth in the notice such charges and procedures.

34.5 Requests submitted by TELCO DEVELOPMENT GROUP must include the information needed by GTE to develop an accurate quote. For example, a complete package may include, but not be limited to, the following items:

          (A)   Billing Specifications
          (B)   Illustrative Tariff
          (C)   Methods and Procedures
          (D)   Account Codes
          (E)   Journal Account Codes
          (F)   Bill Format
          (G)   Service Order Examples
          (H)   Customer Notification Requirements
          (I) Name and Address of TELCO DEVELOPMENT GROUP contact to be billed for general services
          (J)   Data Requirements

34.6. GTE prepared Time and Cost ("T&C") estimates shall include a projection of hours to be expended. The costs shall be estimated and presented to TELCO DEVELOPMENT GROUP, including but not limited to:

          (A)   Design/Development
          (B)   Testing/Implementation
          (C)   Sample Bill Format (when applicable)

34.7 If, upon receipt of a PON estimate from GTE, TELCO DEVELOPMENT GROUP believes, in good faith, that the estimated charges are excessive, TELCO DEVELOPMENT GROUP may notify GTE in writing and request a detailed breakdown of the estimate. GTE shall provide such breakdown within ten (10) business days of the receipt of such request.

34.8 If, at any time, GTE determines that its expenses may exceed the authorized amount, it shall promptly notify TELCO DEVELOPMENT GROUP in writing of the amount by which the authorized amount shall be exceeded. GTE shall not charge TELCO DEVELOPMENT GROUP in excess of the authorized amount unless TELCO DEVELOPMENT GROUP has expressly approved such additional amount in writing in advance. In the event TELCO DEVELOPMENT GROUP does not authorize the additional amount, GTE shall be under no obligation to continue the work covered by the change request. TELCO DEVELOPMENT GROUP shall be billed for the performed work.

34.9 GTE may also submit additional deviations from specifications or procedures that are discovered after TELCO DEVELOPMENT GROUP has accepted a PON estimate from GTE. TELCO DEVELOPMENT GROUP need not accept any such deviations if:

          (A) They materially alter the implementation, the estimated cost or the firm implementation date that had been accepted by TELCO DEVELOPMENT GROUP, or:

          (B)   They result from incorrect evaluation of


                                GTE PROPRIETARY
                                    -PA-10-

                TELCO DEVELOPMENT GROUP specifications by GTE.

          (C) In the event of (A) or (B) above, TELCO DEVELOPMENT GROUP shall have the right to terminate the PON project and TELCO DEVELOPMENT GROUP shall not be liable for any charges and TELCO DEVELOPMENT GROUP shall be reimbursed for any charges paid for such terminated PON project.

          (D) If such additional deviations result from error or omission on the part of TELCO DEVELOPMENT GROUP while assisting GTE with the documentation of specifications for a PON project, GTE may submit a revised PON estimate. If TELCO DEVELOPMENT GROUP does not accept the revised PON estimate, TELCO DEVELOPMENT GROUP shall compensate GTE for its expenses incurred up to the point of cancellation. GTE may bill for work in progress and shall bill TELCO DEVELOPMENT GROUP for its actual expenses in performing the PON request if its actual expenses are equal to or less than the authorized amount

          (E)   All deviations must be agreed to in writing by the Parties.

 34.10 Except for PONs quoted as Major PONs, GTE shall implement the changes within six (6) months of authorization, or as mutually agreed upon in the event of an unusual increase of TELCO DEVELOPMENT GROUP PON activity.

          34.10.1 For PON requests that involve new recurring charges, GTE may provide TELCO DEVELOPMENT GROUP estimates of the recurring charges.

          34.10.2 GTE shall notify TELCO DEVELOPMENT GROUP within five (5) working days if it fails to implement a billing change in one or more of its Areas as committed to in its PON.

 34.11 GTE shall provide a separate bill to TELCO DEVELOPMENT GROUP for Program Development Charges.

 34.12    GTE may refuse in writing to provide a quote on a PON request.

 34.13 GTE shall perform the necessary software design, development and testing functions to ensure the software product operates to TELCO DEVELOPMENT GROUP's specifications.

 34.14 GTE shall accept modifications to the original specifications in writing from TELCO DEVELOPMENT GROUP, whereby, GTE shall quote the additional costs associated with the modifications and upon TELCO DEVELOPMENT GROUP's written acceptance of GTE quoted costs, TELCO DEVELOPMENT GROUP agrees to pay the contracted and approved amount for the changes. Upon request of the modified specifications, GTE shall design, develop, test and implement the necessary software modifications within an agreed period of time. Such deviations may impact the initial implementation date provided in the T & C estimate.

 34.15 The Parties shall consult with one another for clarification of specifications during software design, development, testing and implementation stages.

 34.16 Program Development charges are billed on a separate statement from other billing and collection charges

 Section 35.    Regulatory or Legislative Action

 35.1 To the extent that any state statute, order, rule or regulation or any state regulatory agency having competent jurisdiction over one or both Parties to this Agreement shall require that this Agreement be approved by such regulatory agency before the Agreement may be effective, this Agreement shall not be effective in such state notwithstanding the Parties' signature until the first business day after such approval shall have been obtained.

 35.2 The Parties agree to cooperate with each other and with any regulatory agency so that any approval necessary to provide the Service(s) under this Agreement is obtained. During the term of this Agreement, the Parties agree to continue to cooperate with each other and with any regulatory agency so that the benefits of this Agreement may be achieved.


                                GTE PROPRIETARY
                                    -PA-11-

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date or dates indicated below.

For  TELCO DEVELOPMENT GROUP INC.      For GTE Telephone Operating Companies


By:    /s/ Bryan Rachlin               By:    /s/ Larry J. Sparrow
       -------------------------              --------------------------

Name:  Bryan Rachlin                   Name:  Larry J. Sparrow
       -------------------------

Title: President                       Title: Lawful Agent and
       -------------------------              President - Carrier Markets

Date:  2/21/95                         Date:  3/15/95
       -------------------------              --------------------------

                                GTE PROPRIETARY
                                    -PA-12-

                   BILLING AND COLLECTION SERVICES AGREEMENT
                                  ATTACHMENT A

                       GTE TELEPHONE OPERATING COMPANIES

*GTE Arkansas Incorporated
*GTE California Incorporated
 GTE Florida Incorporated
 GTE Hawaiian Telephone Company Incorporated
*GTE Midwest Incorporated
 GTE North Incorporated
*GTE Northwest Incorporated
 GTE South Incorporated
*GTE Southwest Incorporated

**Contel of California, Inc.                    d/b/a GTE California
  Contel of Minnesota, Inc.                     d/b/a GTE Minnesota
  Contel of the South, Inc.                     d/b/a GTE Systems of the South
 *Contel of Texas, Inc.                         d/b/a GTE Texas
  Contel of the West, Inc.                      d/b/a GTE West





*GTE is transferring all or a portion of its local exchange telephone franchises held by these companies and will provide Services only until the date the transfer is completed.

**Contel of California will be included under this Agreement 90 days after the California Public Utilities Commission approves the Contel of California/GTE merger.

                                GTE PROPRIETARY

                   BILLING AND COLLECTION SERVICES AGREEMENT
                                  ATTACHMENT B

                              DEFINITION OF TERMS

  Adjustments -
      Adjustments are full or partial credits or debits of toll or other charges given to an End User.

  Adjustment Voucher -

      An Adjustment Voucher is issued by GTE to adjust end-user charges at the request of TELCO DEVELOPMENT GROUP or End User. An Adjustment Voucher is issued at the single line and multiline account level. Each Adjustment Voucher can be used to adjust up to ninety-nine (99) calls and up to four
      (4) call types.

 Billing Analysis Services -

      Billing Analysis Services consists of the detection, investigation and deterrent Services associated with fraudulent use of the telephone network.

 Billing Cycle Schedule -

      The Billing Cycle Schedule is a schedule of dates within a month when accounts are processed by GTE's billing system and end-user bills are produced.

 Billing Name and Address -

      The Billing Name and Address is the name and address used for mailing the end-user bill.

 BillingPlus(SM) Service -

      BillingPlus(SM) Service is the preparation of bills for TELCO DEVELOPMENT GROUP message billed Service, mailing of the statements and collection of the payments and deposits. The Service automatically includes posting of rated calls, the preparation activities for billing and customer masterfile information.

 Billing Telephone Number (BTN) -

      The Billing Telephone Number (BTN) is the primary end-user number representing the account responsible for invoice payment. The BTN may link multiple telephone lines and calling card numbers for billing purposes and may or may not be an dialable number.

 Business Days -

      Business days are regular Monday through Friday weekdays which are customary working days, but excludes days such as (but not limited to) New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

 Calendar Days -

      Calendar days are all days including Saturdays, Sundays and national holidays.

 Call Recording Service -

      Call Recording Service is the entering on magnetic tape or other acceptable media, the details of customer messages originated through Switched Access Service or switched access like services for which answer and disconnect supervision have been received. Call Recording Service is available with Feature Group C (FGC) and Feature Group D (FGD) Services or similar offerings by GTE or other local exchange carriers when used for provision of usage based services.



                                GTE PROPRIETARY

 Class of Service -

      Class of Service is a GTE code used to identify the service purchased by the End User, such as residence, business, public or official and may also specify the number of party lines, FX service, etc.

 Customer Master File -

      The Customer Master File is GTE's file containing standard information for End Users that have GTE telecommunications service.

 Customer Service Order Center (CSOC)/Business Service Order Center (BSOC) -

      Customer Service Order Center (CSOC)/Business Service Order Center (BSOC) is the GTE business office responsible a particular customer account. CSOC handles residential customer service orders/inquiries. BSOC handles business customer service orders/inquiries.

 Directory Assistance Exemption -

      Directory Assistance Exemption is an identification of an account that is exempt from directory assistance charges.

 EC Memo -

      Exchange Carrier (EC) Memos are used to pass adjustments and toll investigation requests manually from TELCO DEVELOPMENT GROUP to GTE. The following are examples of the types of inquiries and adjustments which may be received;

      Adjustments:

           Intrastate Optional Calling Plans
           Accounts not found in TELCO DEVELOPMENT GROUP's Database
           InterLATA Directory Assistance Charges
           Duplicate Billing
           Foreign Exchange Charges
           Requests to rebill toll calls when a customer claims previously adjusted call is valid.
           Flat-Rate adjustments as a result of carrier selection problems, adjustments over several months billing, and any adjustment that is not directly tied to an itemized charge.

      Inquiries for:

           Wire checks
           Suspected fraud billing of toll calls

 End User-
      An End User is a residential or business customer with a GTE account.

 End User PIC -

      The End User PIC is the Presubscribed Interexchange Carrier (PIC) code that indicates the carrier selected by the End User to provide 1 + interexchange long distance service.

 Exchange Message Interface (EMI) Record -

      An EMI Record is a layout of data to be exchanged between Exchange Carriers and Interexchange Carriers.

 Final Account Date -

     The Final Account Date is the date the service was disconnected for an end-user account.



                                GTE PROPRIETARY

 Generic Tax Area Codes -

      The Generic Tax Area Codes are the values used to indicate the rate of tax or type of tax applicable to a particular End User.

 Master Service Date -

      The Master Service Date is the date when a billing account was established for a specified End User in GTE's billing system.

 Network Data Mover (NDM) -

      NDM is a transmission medium used for direct transfer data files between TELCO DEVELOPMENT GROUP and GTE.

 Non Pub Indicators -

      The Non Pub Indicators are identification values that indicate that the End User has requested that his telephone number not appear in the telephone directory and that the number not be provided via directory assistance.

 Number Change -

      Number Change means the information that indicates End User's telephone number has been changed. This information includes the "from" number, the "to" number and the date of the change.

 Pay Per Call Service

      Pay Per Call Service is any service:
           1.  in which any person provides or purports to provide:
               (A) Audio information or audio entertainment produced or
                   packaged by such person;
               (B) Access to simultaneous voice conversation services; or
               (C) Any service, including the provision of a product, the charges for which are assessed on the basis of the completion of the call

           2. for which the caller pays a per call or per time interval charge that is greater than, or is in addition to, the charge for transmission of the call; and

           3.  which is accessed through use of a 900 number.

      Such term does not include directory services provided by a common carrier or its affiliate or by a local exchange carrier or its affiliage, or any service the charge for which is tariffed, or any service for which users are assessed charges only after entering into a presubscription or comparable arrangement with the provider of the service.

 PrimeBilling(SM) Service -

      PrimeBilling(SM) Service is the acceptance of TELCO DEVELOPMENT GROUP message data in an invoice-ready format for inclusion in the GTE end-user bill. TELCO DEVELOPMENT GROUP shall preform accumulation, guiding of messages and the application of taxes.

 PrimeLink(SM) Service -

      PrimeLink(SM) Service is the preparation of bills for Customer Message Billed Service for pay per call (700, 900, etc.) type calls, mailing of the statement, and collection of the payments and deposits. The Service automatically includes posting of rated calls, the preparation activities for billing and Customer Masterfile information.

 PrimeTarget(SM) Services -

      PrimeTarget(SM) Services consist of the provision of communications to TELCO DEVELOPMENT GROUP End Users in the form of Bill Inserts, Bill Message Page, Bill Phrases and Direct mail. TELCO DEVELOPMENT GROUP may elect to use one or more of these communications options each month or only a few times a year.


                                GTE PROPRIETARY

 Service Address -

      Service Address is the address where the End User telephone service is actually installed (which may be different from the billing address).

 Special Data Extraction

      A Special Data Extraction is the creation of an output record from existing data files that cannot normally be created from software programs or the processing of a software program that is resident on the production library and that requires CPU utilization in excess of two (2) hours (i.e., 7200 CPU seconds).

 Tax Exempt Status -

      Tax Exempt Status is any special identification value that is used to omit tax from a End User's bill.

 Temporary Denial of Service Indicator -

      Temporary Denial of Service Indicator is any special identification value that indicates that the End User's service is temporarily suspended at the End User's request.


The terms used in the Attachments and Services Attachments, but not specifically defined herein, are understood by the Parties to have their ordinary meanings.









                                GTE PROPRIETARY

                    BILLING AND COLLECTION SERVICE AGREEMENT
                                  ATTACHMENT C

                        PROPRIETARY BILLING INFORMATION



The following TELCO DEVELOPMENT GROUP billing items are considered proprietary by GTE and TELCO DEVELOPMENT GROUP and should be limited to those individuals in their respective corporations with a need to know.

      TELCO DEVELOPMENT GROUP MTS Usage
      Identification of TELCO DEVELOPMENT GROUP Services in GTE's Records

As used in this Attachment C, the following terms shall have the following meanings:

      Identification of TELCO DEVELOPMENT GROUP Services in GTE's Records - means an indicator or similar notation in GTE's billing system or records that specifies that an End User or account subscribes to one or more TELCO DEVELOPMENT GROUP services and may identify such service or services.

      Usage - includes international, interstate and intrastate interLATA message telephone usage and, where approved by the appropriate regulatory body, IntraLATA usage.


                       Joint GTE- TELCO DEVELOPMENT GROUP
                              Billing Information

The following billing items to be jointly shared are considered proprietary by GTE and TELCO DEVELOPMENT GROUP and should be treated as Proprietary Information in accordance with the provisions of Section 10 of the Agreement. Other GTE billing data is considered confidential by GTE and shall not be shared with TELCO DEVELOPMENT GROUP.

      Billing Name and Address
      Billing Telephone Number
      Billing Cycle Schedules
      Class of Service
      Directory Assistance Exemption
      End User PIC
      Final Account Date
      Generic Tax Area Codes
      Master Service Date
      Non Pub Indicators
      Number Change
      Service Address
      Tax Exempt Status
      Temporary Denial of Service Indicator

The terms used above are defined in Attachment B.



                                GTE PROPRIETARY

                   BILLING AND COLLECTION SERVICES AGREEMENT

                                 ATTACHMENT D

                               LIST OF CONTACTS


    GTE                               TELCO DEVELOPMENT GROUP INC.
    ---                               ----------------------------

1.  Notices and Demands Section 33.1

    AVP - IC National Accounts        Mark Stodter
    GTE Telephone Operations          Telco Development Group Inc.
    600 Hidden Ridge HQE02M50         4219 Lafayette Center Drive
    PO Box 152092                     Chantilly, Va 22021-1209
    Irving, TX 75038-2092

2.  PON Process - Section 34

    Manager IC Billing Services       Mark Stodter
    GTE Telephone Operations          Telco Development Group Inc.
    600 Hidden Ridge HQE02L22         4219 Lafayette Center Drive
    Box 152092                        Chantilly, VA 22021-1209
    Irving, TX 75038-2092

3.  End User Referrals - Service Attachment 2, Section 18.2

                                      Residential - 800-787-3333

                                      Commercial - 800-787-3333

4.  Billing Analysis Services - Service Attachment 6

    Manager - Security                Mark Stodter
    GTE Telephone Operations          Telco Development Group Inc.
    600 Hidden Ridge HQEOlA56         4219 Lafayette Center Drive
    PO Box 152092                     Chantilly, VA 22021-1209
    Irving, TX 75038-2092

5.  Tax Rates, Applications and Tax Surcharge Updates, Service Attachments 1, 2,
    3.

    Section Manager -Sales/Use Tax    Mark Stodter
    GTE North                         Telco Development Group Inc.
    19845 North U. S. 31              4219 Lafayette Center Drive
    P. 0. Box 407                     Chantilly, VA 22021-1209
    Westfield, In. 46074

                                GTE PROPRIETARY

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commission.



                   BILLING AND COLLECTION SERVICES AGREEMENT
                                  ATTACHMENT E

                       RATES AND CHARGES FOR THE SERVICES


 Section 1      Term of Charges

 1.1 The following charges for the Services provided under this Agreement are effective from the Effective Date of the Agreement through the last day of the Covered Period as specified Section 3 of the Agreement.

 Section 2 PrimeLink(SM) Service This service can only be ordered with PrimeBilling and/or BillingPlus.

 OPTIONAL LANGUAGE - either:

 2.1  Systems preparation charge, to prepare GTE systems to provide PrimeLink'
      Service:

      For each individual GTE Area                              [*]
      For all GTE Areas:                                        [*]


      2.1.1  Message Processing charge, per message processed   [*]
 OR
 2.1  Message Processing charge:

      2.1.1 Message Processing charge, per message processed    [*]

 2.2  EMI 41 and 42 Records:

      One-Time non-recurring charge
            For each individual GTE Area                        [*]
            For all GTE Areas                                   [*]

            Per record charge                                   [*]

      The Call Record Provision rate per call shown in Section 2.3 is also applicable.

      Charges for non-standard text code phrases are shown in Section 9.

2.3 Call Record Provision rate per call record (Charge to receive and return records):

            for direct interface                                [*]
            for magnetic tape or cartridge                      [*]


2.4 Bill Processing and Collection rate per message billed, for pay per call traffic such as, but not limited to, 700 and 900 Services:

                                GTE PROPRIETARY

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commission

            Alabama                                        $     [*]
            Kentucky                                       $     [*]
            North Carolina                                 $     [*]
            South Carolina                                 $     [*]
            Virginia                                       $     [*]

            Florida                                        $     [*]

            Illinois                                       $     [*]
            Indiana                                        $     [*]
            Iowa                                           $     [*]
            Michigan                                       $     [*]
            Missouri                                       $     [*]
            Minnesota                                      $     [*]
            Nebraska                                       $     [*]
            Ohio                                           $     [*]
            Pennsylvania                                   $     [*]
            Wisconsin                                      $     [*]

            California                                     $     [*]

            Hawaii                                         $     [*]

            California (WC)                                $     [*]
            Idaho                                          $     [*]
            Oregon                                         $     [*]
            Washington                                     $     [*]

            Arkansas                                       $     [*]
            New Mexico                                     $     [*]
            Oklahoma                                       $     [*]
            Texas                                          $     [*]

2.5 Service Order Change Charge shall apply when a billing service order is accepted by GTE to update (add, change or delete) its billing file.

     Rate per order processed                                 $  [*]

2.6 Exchange Carrier Memorandum (EC Memo) Charge shall apply when TELCO DEVELOPMENT GROUP requests a manual adjustment to an end-user account or when any Legal Requirement mandates a manual adjustment to an End User account.

     Rate per manual adjustment per account (with Inquiry)    $  [*]

     Rate per manual adjustment per account (without Inquiry) $  [*]

2.7  Complementary Services

     2.7.1 Inquiry Service consists of answering end user questions about charges billed for the TELCO DEVELOPMENT GROUP's services, applying credits and adjustments to end user accounts, and reviewing messages removed from end user bills.


                                GTE PROPRIETARY

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commission.

            Inquiry rate per message billed                    $ [*]

            Inquiry rate per Adjustment Voucher                $ [*]

            Any adjustment to end-user billing resulting from end-user Inquiry and any subsequent investigation, as set forth above, shall be made utilizing GTE internal adjustment procedures.

            2.7.2.1 When TELCO DEVELOPMENT GROUP does not subscribe to Inquiry Service and requests message investigation, the charge is shown in Section 7.2.

 Section 3 Rates and Charges to TELCO DEVELOPMENT GROUP by GTE for BillingPlus(SM) Service

 3.1 Call Record Provision rate per call record (Charge to receive and return records):

            for direct interface                              $  [*]

            for magnetic tape                                 $  [*]

3.2      EMI 41 and 42 Records:

         One-Time non-recurring charge:

            For each individual GTE Area                      $  [*]

            For all GTE Areas                                 $  [*]

         Per record charge                                    $  [*]

         The Call Record Provision rate per call shown in Section 3.1 is also applicable.

         Charges for nonstandard text code phrases are shown in Section 9.

3.3 Bill Processing and Collection rate per message billed, for mixed traffic including but not limited to 0+, 0-, 1+ and 1OXXX+:

            Alabama                                           $  [*]
            Kentucky                                          $  [*]
            North Carolina                                    $  [*]
            South Carolina                                    $  [*]
            Virginia                                          $  [*]

            Florida                                           $  [*]

            Illinois                                          $  [*]
            Indiana                                           $  [*]
            Iowa                                              $  [*]
            Michigan                                          $  [*]
            Missouri                                          $  [*]
            Minnesota                                         $  [*]
            Nebraska                                          $  [*]
            Ohio                                              $  [*]
            Pennsylvania                                      $  [*]

                                GTE PROPRIETARY

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commission.


            Wisconsin                                         $  [*]

            California                                        $  [*]

            Hawaii                                            $  [*]

            California (WC)                                   $  [*]
            Idaho                                             $  [*]
            Oregon                                            $  [*]
            Washington                                        $  [*]

            Arkansas                                          $  [*]
            New Mexico                                        $  [*]
            Oklahoma                                          $  [*]
            Texas                                             $  [*]

 3.4 Service Order Change Charge shall apply when a billing service order is accepted by GTE to update (add, change or delete) its billing file.

      Rate per order processed                                $  [*]

 3.5 Exchange Carrier Memorandum (EC Memo) Charge shall apply when TELCO DEVELOPMENT GROUP requests a manual adjustment to an end-user account or when any Legal Requirement mandates a manual adjustment to an End User account.

      Rate per manual adjustment per account                  $  [*]

      Rate per manual adjustment per account                  $  [*]

 3.6  Complementary Services

      3.6.1 Inquiry Service consists of answering end-user questions about charges billed for the TELCO DEVELOPMENT GROUP's services, applying credits and adjustments to end-user accounts, and reviewing messages removed from end-user bills.

            Inquiry rate per message billed                   $  [*]

            Inquiry rate per Adjustment Voucher               $  [*]

            Any adjustment to end-user billing resulting from end-user Inquiry and any subsequent investigation, as set forth above, shall be made utilizing GTE internal adjustment procedures.

            3.6.1.1 When TELCO DEVELOPMENT GROUP does not subscribe to Inquiry Service and requests message investigation, the charge is shown in Section 7.2


     3.6.2  Charge for EMI 46 Record per record               $  [*]


Section 4   Rates and Charges for PrimeBilling(SM) Service Rates


                                GTE PROPRIETARY

                                  Confidential Treatment Requested. The redacted
                                     material has been separately filed with the
                                                   Commission.


 4.1        Rates

            4.1.1  PrimeBilling(SM) Service
                   Per Invoice Band                        Per Invoice Rate
                   --------------------------------------------------------
                   [*] to [*] million invoices per year  $[*] per invoice

                   [*] to [*] million invoices per year  $[*] per invoice

                    over [*] million invoices per year   $[*] per invoice

                   Per Message Band                        Per Message Rate
                   --------------------------------------------------------
                   [*] to [*] messages per invoice       $[*] per message

                   [*] and above messages per invoice    $[*] per message

            4.1.2  Adjustments

                   Exchange Carrier Memo (EC Memo)

                   Per account manually adjusted per
                   EC Memo..............................  $[*]

            4.1.3  Call Record Provision

                   Per call record/direct interface.....  $[*]

                   Per call record/Magnetic tape........  $[*]

            4.1.4  Quality Control Review

                   Per Invoice..........................  $[*]

            4.1.5  EMI 46 Record per record.............  $[*]

4.2         Rate Application

            4.2.1 For PrimeBilling(SM) Service rates shall include a bill rendering charge (per invoice band), per invoice per month and a message billing charge per message (per message band). The per Invoice Band rate will be determined based on TELCO DEVELOPMENT GROUP's forecast in November of the prior year and trued up by April 30th of the following year.

            4.2.2  Adjustments

                   4.2.2.1 The EC Memo charge shall be assessed each time TELCO DEVELOPMENT GROUP requests a manual adjustment to an end-user account. The EC Memo charge applies per account adjusted per

                                GTE PROPRIETARY

                                Confidential Treatment Requested.  The redacted
                                  material has been separately filed with the
                                                  Commission

                     memo. A factor based on actual interstate and intrastate billed messages shall be used to apportion the EC Memo Charge by jurisdiction.

      4.2.3 Call Record Provision shall apply when message detail is transmitted to or received from TELCO DEVELOPMENT GROUP, another telephone company or billing entity.

      4.2.4 Quality Control Review charges apply per invoice requested by TELCO DEVELOPMENT GROUP pursuant to Section 4 of Service Attachment 3.


Section 5    Rates and Charges for Call Recording Service

5.1   Call Recording Service Charges

      5.1.1  Recording rate per completed
             message recorded............................... $ [*]

      5.1.2  Assembly and Editing rate per message
             assembled and edited........................... $ [*]

      5.1.3  Call Record Provision rate per call record
             (Charged to transmit records):
                      for direct interface.................. $ [*]
                      for magnetic tape..................... $ [*]


Section 6    Rates and Charges for PrimeTarget(SM) Services

6.1   PrimeTarget(SM) Services Charges

      6.1.1  Bill Message Page Charge assessed per page
             per bill:                                       $ [*]

                    Set up charge per Area per order........ $ [*]


      6.1.2  Bill Insert Charge assessed per insert per bill:

                                              Single Sheet      Folded Sheet
             ...............................     $ [*]             $ [*]

                    Set-up Fee per area per order ...              $ [*]

      6.1.3  Direct Mail Charge assessed per hour on an
             ICB basis.........................................      [*]

      6.1.4  Bill Phrase Charge, one to fifteen lines, per line
             of text (Used with BillingPlus(SM) Service)..........    $ [*]

                                GTE PROPRIETARY

                                Confidential Treatment Requested.  The redacted
                                  material has been separately filed with the
                                                  Commission.

        6.1.5  Marketing Message, one to fifteen lines, per line
               of text (Used with PrimeBilling(SM) Service)......    $ [*]


Section 7      Rates and Charges for Billing Analysis Services

7.1     Detection Services:

        Originating line identification
        equipment:

               Establishment per line per office.................    $ [*]
               Per day (per line per office).....................    $ [*]

               Terminating line identification
               equipment:

               Establishment per line per office.................    $ [*]
               Per day (per line per office).....................    $ [*]

        Early toll retrieval charge per directory number
        per retrieval  ..........................................    $ [*]

        Security Personnel hourly rate (All time associated with
        establishing, monitoring, removing analyzing and
        preparing documentation and correspondence) .............    $ [*]

        Mileage charge (All travel over 25 miles one-way associated with establishing, monitoring and removing line
        identification equipment ................................      [*]

        Expenses (Meals, lodging, etc. associated with travel to
        establish, monitor and remove line identification
        equipment    ............................................ As Incurred

7.2     Investigative Services

        Centralized Toll Fraud investigation rate per message
        investigated ............................................    $ [*]

        Security personnel rate per hour ........................    $ [*]

7.3     Deterrence Services:

        Security personnel rate per hour ........................    $ [*]

        Mileage charge (All travel over 25 miles one-way to perform
        deterrence services) ....................................      [*]

        Expenses (Meals, lodging, etc. associated with travel to
        perform deterrence services).............................As Incurred

                                    GTE PROPRIETARY

                                Confidential Treatment Requested.  The redacted
                                  material has been separately filed with the
                                                  Commission.

Section 8     Message Processing Service

8.1      Message Processing Service
         per message processed ..................................    $ [*]

8.2      Assembly and Editing rate per message assembled and
         edited..................................................    $ [*]


Section 9      Program Development Charges

9.1     Program Development Charges

        9.1.1      Program Development rate per hour ............    $ [*]
                   Program Development charge applies
                   for the programming hours required
                   for software design and development.

        9.1.2      Program Implementation rate per hour..........    $ [*]
                   Program Implementation charge
                   applies for table updating, testing,
                   administration, documenting program
                   changes and other implementation
                   activities.

 9.2 The following rate matrix was developed for use when TELCO DEVELOPMENT GROUP requests a routine change to GTE's billing system. These rates may be used by TELCO DEVELOPMENT GROUP for a pre-authorized PON as described in Section 34 of the Agreement. A PON must be sent to GTE by TELCO DEVELOPMENT GROUP in order for any change request to be implemented.


GTE Entity    CA     FL     HI     North   Northwest    South   Central
- ----------    --     --     --     -----   ---------    -----   -------

PON Implementation
              [*]     [*]    [*]     [*]      [*]         [*]      [*]

IC Name Change
              [*]     [*]    [*]     [*]      [*]         [*]      [*]

Pack Threshold Error Rate Change after initial implementation of B & C Service
              [*]     [*]    [*]     [*]      [*]         [*]      [*]

Media Change for Sending Rated Messages to GTE
              [*]     [*]    [*]     [*]      [*]         [*]      [*]

Media Change for Unbillable Tapes:
              [*]     [*]    [*]     [*]      [*]         [*]      [*]


                                GTE PROPRIETARY

                                Confidential Treatment Requested.  The redacted
                                  material has been separately filed with the
                                                  Commission.

Ad Hoc Data Requests:

Unbillables Report
              [*]     [*]    [*]     [*]      [*]         [*]      [*]

Uncollectibles Report
              [*]     [*]    [*]     [*]      [*]         [*]      [*]

Market Share Report
              [*]     [*]    [*]     [*]      [*]         [*]      [*]


IC Logo Placed on End-user Billing Statement
GTE Area             Central     North      South      West
- --------             -------     -----      -----      ----
                      [*]         [*]        [*]       [*]

ONE TIME INITIAL SET-UP CHARGE = [*]

9.3     Non Standard EMI 41 and 42 Text Code Phrases

         Number of non-standard
         EMI 41 & 42 Text Code
          Phrases Requested               Charge
         -----------------------          --------

               [*]                        $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                      $ [*]
             [*]-[*]                        [*]
             [*]-[*]                        [*]


[*]

                                GTE PROPRIETARY

                                Confidential Treatment Requested.  The redacted
                                  material has been separately filed with the
                                                  Commission.

9.4 When TELCO DEVELOPMENT GROUP wishes to have GTE start immediately on a project while the final costs and implementation date are being determined, TELCO DEVELOPMENT GROUP may issue a PON to GTE to preauthorize a portion of the total cost of the project. The Minimum amount(s) to be included in TELCO DEVELOPMENT GROUP's request are the following:

        9.4.1  For a new Optional Calling Plan                       $ [*]

        9.4.2  For Revisions to Existing Optional Calling Plan       $ [*]

        9.4.3  For non-Optional Calling Plan changes                 $ [*]

Section 10     Minimum Monthly Charge

10.1    Minimum Monthly Charge for Services rendered under this
        Agreement per GTE Area                                       $ [*]


Section 11     GTE Telephone Operating Areas



        GTE Central Area

        Operates in the States of:

        Arkansas         Iowa             Minnesota         Missouri
        Nebraska         New Mexico       Oklahoma          Texas



        GTE North Area

        Operates in the States of:

        Illinois         Indiana          Michigan          Ohio
        Pennsylvania     Wisconsin


        GTE South Area

        Operates in the States of:

        Alabama          Florida          Kentucky          North Carolina
        South Carolina   Virginia



                                GTE PROPRIETARY

        GTE West Area

        Operates in the States of:

        California       Hawaii           Idaho             Oregon
        Washington


Section 12     Tariff Rates

12.1    Call Recording, Message Processing and Bill Processing and
        Collection charges set forth above are interstate rates and in nontariffed states, intrastate rates. In states where such Services are tariffed the intrastate rates contained in such tariffs are applicable.




                                GTE PROPRIETARY

                         TELCO DEVELOPMENT GROUP INC.

                   BILLING AND COLLECTION SERVICES AGREEMENT

                                     INDEX

                              SERVICE ATTACHMENTS
                              -------------------

Service
Attachment
Number           Title                                   Page(s)
- ------           -----                                   -------
2                BillingPlus(SM) Service                1 through 19

5                PrimeTarget(SM) Service                1 through 3

6                Billing Analysis Service               1 through 2

8                Sub CIC Service                        1

                  BILLING AND COLLECTION SERVICES  AGREEMENT

                             SERVICE ATTACHMENT 2

                            BillingPlus(SM) SERVICE


                                     INDEX

Section          Title                                           Page
- ---------------------------------------------------------------------
Section 1        Service Description.............................. 2
Section 2        Charges for Service.............................. 2
Section 3        Service Estimates................................ 2
Section 4        Billing for Services Rendered.................... 3
Section 5        Accounts Receivable Settlement and
                 Payment Procedures............................... 3
Section 6        True-up Procedures............................... 3
Section 7        End User Payment Procedures...................... 4
Section 8        End User Adjustments............................. 5
Section 9        End User Invoice Formats......................... 6
Section 10       Taxes............................................ 6
Section 11       Taxes - Gross Receipts Taxes..................... 7
Section 12       Tax Audit........................................ 7
Section 13       Taxes - Indemnity and Recourse................... 7
Section 14       Tax Application Procedures....................... 8
Section 15       Transmission..................................... 9
Section 16       Accounting and Management Reports................ 9



                                GTE PROPRIETARY

                                     SA2-1

               BILL PROCESSING AND COLLECTION SERVICES AGREEMENT

                              SERVICE ATTACHMENT 2


                             BillingPlus(SM) SERVICE


TELCO DEVELOPMENT GROUP agrees to order and GTE agrees to provide
BillingPlus(SM) Service without Inquiry Service and without Message Investigation ("Services") under the terms and conditions set forth in the Agreement and within this Service Attachment as follows:


Section  1       Service Description

1.1 BillingPlus(SM) Service is the preparation of bills for TELCO DEVELOPMENT GROUP message billed service, mailing of the statements and collection of the payments and deposits. The Service automatically includes posting of rated calls, the preparation activities for billing and customer masterfile information.

1.2 BillingPlus(SM) Service is provided on a per message basis ("Message-Billed"). GTE shall process Calling Plans that require the application of a discount to aggregate usage as a part of the Message-Billed billing (e.g. Directory Assistance and Optional Calling Plans), pursuant to Program Development procedures as set forth in the Agreement.

1.3 BillingPlus(SM) Service shall be provided in accordance with operating procedures found in Sections 4 through 16 of this Service Attachment. To any extent that these Sections may be inconsistent or in conflict with the Agreement, the Service Attachment shall prevail.

1.4 GTE shall accumulate, guide and post rated messages in preparation for billing, including the application of appropriate taxes. GTE shall print and mail end-user bills showing amounts due to TELCO DEVELOPMENT GROUP from End Users for the services provided by TELCO DEVELOPMENT GROUP.

1.5 GTE shall receive payments from End Users, provide treatment of their receivables, provide treatment of their accounts, maintain the Customer Masterfile and collect deposits as appropriate. GTE shall collect deposits in accordance legal and regulatory requirements and with its deposit regulations.

1.6 When necessary, GTE may deny the End User TELCO DEVELOPMENT GROUP's services and/or GTE local exchange services, in accordance with the GTE treatment procedures. Whenever GTE local exchange service is denied to an End User, TELCO DEVELOPMENT GROUP service shall also be denied to that End User.

1.7 BillingPlus(SM) Service shall only be provided in conjunction with the purchase of TELCO DEVELOPMENT GROUP receivables. GTE shall not be responsible for any TELCO DEVELOPMENT GROUP's balance due from End Users prior to the Commencement Date of this Service Attachment.

1.8       GTE shall purchase TELCO DEVELOPMENT GROUP receivables as set forth in
          Section 5.

1.9 BillingPlus(SM) Service does not include the purchase of receivables, billing or collection for pay per call (900, 976, etc) messages. Purchase of receivables for pay per call messages are only provided when TELCO DEVELOPMENT GROUP has purchased PrimeLink(SM) Service as a part of this Agreement. Any pay per call messages sent to GTE by TELCO DEVELOPMENT GROUP when TELCO DEVELOPMENT GROUP has not purchased PrimeLink(SM) will be recoursed to TELCO DEVELOPMENT GROUP.

1.10 TELCO DEVELOPMENT GROUP may order the following complementary services in addition to BillingPlus(SM) Service: Call Record Provision, Inquiry Service and Message Investigation Service as described in Sections 17 through 18 of this Service Attachment. Call Recording Service including Assembly and Editing, Prime Target(SM) Services, PrimeLink(SM) Service, PrimeBilling(SM) Service, Billing Analysis Services, Message Processing Service and Sub CIC Billing Service as described in Service Attachments 1 and 3 through 8 may also be ordered with BillingPlus(SM) Service.

Section 2        Charges for Services

          GTE rates and charges for BillingPlus(SM) Service are in Section 3 of Attachment E.

Section 3        Service Estimates

          TELCO DEVELOPMENT GROUP shall furnish GTE with an estimated number of messages per year

                                GTE PROPRIETARY
                                    SA2 - 2

          (message capacity) to be billed by GTE for TELCO DEVELOPMENT GROUP. Such estimates shall be furnished to GTE within thirty (30) calendar days of the execution of this Service Attachment and thirty (30) calendar days prior to the beginning of each subsequent annual period of the Service Attachment, each such period beginning on the anniversary of the execution date. TELCO DEVELOPMENT GROUP shall furnish such estimates to GTE separately identified for message telephone service (MTS) and bulk-billed (WATS-like) messages.

Section 4        Billing for Services Rendered

4.1       Billing for Services rendered shall be provided as set forth in
          Section 10 of the Agreement.

4.2 Late Payment Charge shall be applied as set forth in Section 12 of the Agreement.

4.3       A Customer Invoice Format sample and explanation is shown in Exhibit
          SA2-2.

Section 5        Accounts Receivable Settlement and Payment Procedures

5.1 This section details the procedure for computing the amount of accounts receivable purchased from TELCO DEVELOPMENT GROUP and the date payment is to be made by GTE to TELCO DEVELOPMENT GROUP. GTE agrees to purchase only those accounts receivable of End Users who are within the operating territories of GTE. Purchase of Accounts Receivable Reports shall be prepared by state.

5.2 GTE shall purchase accounts receivable from TELCO DEVELOPMENT GROUP on a monthly basis when the billable messages are received from TELCO DEVELOPMENT GROUP, processed into GTE's toll billing system and subsequently billed. The settlement date, i.e., actual cash flow to TELCO DEVELOPMENT GROUP, shall be in accordance with the "Payment Date Calculation" Procedure described herein.

5.3 Purchase of Accounts Receivable Report sample and explanation are shown in Exhibit SA2-lA.

          5.3.1 The Purchase of Accounts Receivable Report shall be used to show the accumulated monthly amount due TELCO DEVELOPMENT GROUP for purchase of TELCO DEVELOPMENT GROUP's accounts receivable. A "month" shall be GTE's normal 10-cycle processing period. (Refer to Exhibit SA2-1A)

5.4 Payment Date Calculation is shown Exhibit SA2-1B with an explanation of the entries.

          5.4.1 Monthly settlement with TELCO DEVELOPMENT GROUP shall be governed by a calculation that uses julian dates [i.e., actual day of the year beginning with 1 on January 1, and ending with 365 (or 366) on December 31].

5.5 GTE shall forward the Purchase of Accounts Receivable Report and the Payment Date Calculation form to TELCO DEVELOPMENT GROUP as specified by the fifteenth (15) calendar day following the settlement period.

5.6 These procedures provide the process for the purchase of TELCO DEVELOPMENT GROUP's accounts receivable.

          5.6.1 Any payment to TELCO DEVELOPMENT GROUP from GTE shall identify the accounts receivable statements being paid.

          5.6.2 If the payment date for the receivables purchase amount due TELCO DEVELOPMENT GROUP from GTE causes such payment to be due on a Saturday, Sunday or Holiday of GTE, payment for the amount due TELCO DEVELOPMENT GROUP shall be as follows:

                 a. If such payment date falls on a Sunday or Holiday which is observed on a Monday, the payment date shall be the first non-Holiday day following such Sunday or Holiday.

                 b. If such payment date falls on a Saturday or the Holiday is observed on Tuesday, Wednesday, Thursday or Friday, the payment date shall be the last non-Holiday day preceding such Saturday or Holiday.

          5.6.3 Late Payment Charge shall be applied as set forth in Section 12 of the Agreement.

Section 6        True-up Procedures

6.1 Uncollectible (bad debt) is a dollar amount not paid on an end-user account which has been disconnected.

                                GTE PROPRIETARY
                                    SA2 - 3

6.2 The Uncollectible Factor is designed to recover an amount representing TELCO DEVELOPMENT GROUP's toll that shall be written-off as uncollectible in GTE's billing system. The factor is applied to the amount of TELCO DEVELOPMENT GROUP's toll purchased, less adjustments and unbillables.

6.3 The Uncollectible Factor is applicable only for MTS or MTS-like services that are included under this Service Attachment.

6.4 TELCO DEVELOPMENT GROUP authorizes GTE to disconnect end user service for nonpayment in accordance with applicable laws, regulatory orders and established GTE procedures.

6.5 The initial uncollectible factor shall be mutually agreed upon and shall be used for the first nine (9) months of the contract period. A new uncollectible factor shall be computed every six (6) months thereafter based on actual write-off of TELCO DEVELOPMENT GROUP's toll. The new estimate for the ensuing six (6) months shall be the actual uncollectible experience for the preceding six (6) month period. Any difference between the estimated uncollectible amount and the actual uncollectible amount for a six (6) month period shall be settled between the Parties based on the true-up procedures below and included on Line G of the monthly Purchase of Accounts Receivable Report (See Exhibit SA2-1A).

6.6 Where uncollectible write-off information is not available, the uncollectible amount shall be based on a study. GTE shall perform a study to determine TELCO DEVELOPMENT GROUP's individual state uncollectible bad debt percentages. This study shall be accomplished by reviewing at least five percent (5%) of all accounts that were written off to uncollectible by GTE at the time of the study or by reviewing 100% of all accounts that were written off by GTE each month. The factor shall be separated into BillingPlus(SM) Service, PrimeLink(SM) Service and PrimeBilling(SM) Service, where system capabilities are present. In areas where these capabilities are not present, a composite rate shall be developed for all Services until such capabilities are developed. Documentation of GTE's apportionment study shall be supplied to TELCO DEVELOPMENT GROUP before the first semiannual true-up. All invoice records and notes pertaining to this study should be maintained for the time periods consistent with the data retention provisions of the Agreement.

6.7 Each six (6) month period, GTE shall accumulate actual amounts written off, less recoveries and apportion an amount to TELCO DEVELOPMENT GROUP based upon the study obtained percentage. This amount shall be TELCO DEVELOPMENT GROUP's uncollectible.

6.8 Where actual uncollectible write-off information is available, this actual amount shall be TELCO DEVELOPMENT GROUP's uncollectible amount. Where actual uncollectible write-off information is not available, GTE shall use its best effort to develop a system that shall provide this data.

6.9 GTE shall compare the estimated uncollectible amounts with the uncollectible amounts for the previous six (6) month period. The difference shall be included on the next monthly Purchase of Accounts Receivable Statement. Proper documentation of GTE's new factor calculation and supporting detail for the calculation of TELCO DEVELOPMENT GROUP's uncollectibles shall be provided to TELCO DEVELOPMENT GROUP with the Purchase Of Accounts Receivable Statement that includes the true-up.

Section 7        End User Payment Procedures

7.1 GTE shall use existing treatment, collection and denial procedures to control and collect appropriate outstanding balances for current or previously billed charges.

7.2 Total amount due is defined as charges for GTE's local, equipment, directory and intraLATA services, and all TELCO DEVELOPMENT GROUP services for which GTE performs BillingPlus(SM) Services.

7.3 The total amount due on the End User's bill shall be the amount used to determine treatment, collection and denial activities consistent with applicable regulatory or legal requirements.

7.4 GTE shall provide Payment and Remittance Processing Services to TELCO DEVELOPMENT GROUP utilizing standard procedures.

7.5 GTE shall apply all cash transactions to a single balance due on an end-user's account. Consistent with applicable regulatory requirements, neither TELCO DEVELOPMENT GROUP nor the End User shall be permitted to designate a specific application for partial payments.

7.6 GTE shall accept TELCO DEVELOPMENT GROUP gift certificates for end-user payment of the total balance due and shall process these in the same manner as End User's checks. The gift certificates shall conform to the American Banking standards. TELCO DEVELOPMENT GROUP shall submit a void certificate to GTE for review thirty (30) calendar days in advance of

                                GTE PROPRIETARY
                                    SA2 - 4
          initiating its use with the public. If for any reason, TELCO
          DEVELOPMENT GROUP Gift Certificates are rejected by GTE's financial institution, including but not limited to a determination that certificates are fraudulent, TELCO DEVELOPMENT GROUP shall redeem such gift certificates upon receipt of endorsed certificates from GTE.

Section 8        End User Adjustments

8.1 When TELCO DEVELOPMENT GROUP does not order Inquiry Service from GTE, GTE shall refer all contacts by TELCO DEVELOPMENT GROUP's End Users, concerning crediting, adjusting or investigating TELCO DEVELOPMENT GROUP's charges to TELCO DEVELOPMENT GROUP at the address and telephone number shown in Attachment D. Message Investigation may be ordered by TELCO DEVELOPMENT GROUP as described in Section 18 at rates shown in Section 3 of Attachment E.

8.2 At the request of TELCO DEVELOPMENT GROUP, GTE shall adjust the End User bill. Requests for such adjustments shall be forwarded to GTE on an Exchange Carrier Memorandum (EC Memo) or via GTE accepted credit EMI records. Adjustments for only one account shall be included on each memo. GTE shall bill and TELCO DEVELOPMENT GROUP shall pay an EC Memo Charge per EC Memo, unless TELCO DEVELOPMENT GROUP shall have purchased Inquiry Service from GTE, in which case TELCO DEVELOPMENT GROUP shall pay the appropriate Inquiry charges.

8.3 Disputed Billed Amounts - Disputed Billed Amounts occur when a dispute arises between TELCO DEVELOPMENT GROUP and an End User over the billing for a long distance call or calls on TELCO DEVELOPMENT GROUP's portion of the end-user bill, and the End User refers the matter to GTE.

8.4 Dispute Notification and Recourse - When an End User and TELCO DEVELOPMENT GROUP cannot resolve a dispute and the dispute is referred to GTE by the End User, GTE shall follow the Dispute Notification and Recourse procedures set forth below in Paragraph 8.5. The Parties shall review the effectiveness of this procedures on a regular basis or as requested by either Party.

8.5       Dispute Notification and Recourse Procedures

          8.5.1 When the End User refuses to contact TELCO DEVELOPMENT GROUP, or is unable to resolve a dispute with TELCO DEVELOPMENT GROUP, and appeals the matter to GTE, GTE shall review the dispute. If after such review GTE determines the Disputed Billed Amount should not be included in the GTE bill, GTE shall recourse the charge to TELCO DEVELOPMENT GROUP via an EC Memorandum (initial Recourse Memorandum or "IRM"). The IRM shall include the date, end-user name, address, billing telephone number and Disputed Billed Amount with appropriate detail. GTE shall charge TELCO DEVELOPMENT GROUP the EC Memorandum charge for each IRM issued. The IRM shall be sent via US Mail or facsimile to TELCO DEVELOPMENT GROUP by GTE no later than the end of the next business day following the end-user contact.

          8.5.2  TELCO DEVELOPMENT GROUP shall respond to the IRM within fifteen
                 (15) calendar days. When TELCO DEVELOPMENT GROUP notifies GTE that the adjustment has been approved, the IRM shall be completed and the matter shall be considered closed. If
                 TELCO DEVELOPMENT GROUP sustains the Disputed Billed Amount, and the End User agrees, the IRM shall be withdrawn and the matter considered closed. When TELCO DEVELOPMENT GROUP sustains the Disputed Billed Amount, and the End User appeals the matter to GTE for further consideration, GTE shall proceed with a final recourse EC Memorandum (Final Recourse Memorandum or "FRM"). GTE may also proceed with final recourse if TELCO DEVELOPMENT GROUP does not respond to the IRM within twenty
                 (20) calendar days. TELCO DEVELOPMENT GROUP may request up to thirty (30) additional calendar days to complete its investigation. Such requests shall be made within the initial fifteen (15) calendar days after TELCO DEVELOPMENT GROUP has received the IRM.

          8.5.3 When GTE proceeds with final recourse, it shall prepare and send an FRM to TELCO DEVELOPMENT GROUP via facsimile or US Mail. The FRM shall include the same information as the IRM, and in addition, the IRM Number and the appropriate detail.

          8.5.4 GTE shall adjust the Disputed Billed Amount off the end-user's bill. GTE shall notify the End User of the adjustment. At the same time GTE shall

                                GTE PROPRIETARY
                                    SA2 - 5
               also notify the End User that TELCO DEVELOPMENT GROUP may pursue collection of the Disputed Billed Amount. Such notification shall be verbal if the Disputed Billed Amount is fifty dollars ($50.00) or less, and shall be in writing when the Disputed Billed Amount is more than fifty dollars ($50.00).


        8.5.5 TELCO DEVELOPMENT GROUP reserves the right to pursue, independent of this Agreement, collection and treatment of the Disputed Billed Amount with the End User.

        8.5.6 GTE may provide Expanded Message Interface (EMI 45) post billing adjustment records to TELCO DEVELOPMENT GROUP at TELCO DEVELOPMENT GROUP's option. EMI 45-01-01 is for message detail, and EMI 45-50-01 is for summary transactions.

        8.5.7 Processing of EMI 41 and 42 Records which are in Standard Bellcore format may be requested through the PON process. The records must be transmitted to GTE via NDM, tape, or cartridge through a local splitter or the Central Splitter process. TELCO DEVELOPMENT GROUP can select the codes to be included from the miscellaneous text codes listed in Exhibit SA2-4. The PON must include any additional phrases or text codes that TELCO DEVELOPMENT GROUP requests. GTE reserves the right to reject phrases or text codes that do not conform to GTE requirements. The EMI 41 and 42 Records will not be identified on the Purchase of Accounts Receivable Statement (PARS).

Section 9      End User Invoice Formats

9.1 GTE shall bill toll messages placed by TELCO DEVELOPMENT GROUP End Users and forwarded to GTE for BillingPlus(SM) activities.

9.2 TELCO DEVELOPMENT GROUP toll message data and charges shall appear in standard detail format, and shall be printed on GTE's bill stock.

9.3 TELCO DEVELOPMENT GROUP's charges shall be included in the total amount due from the End User on the summary page.

9.4 GTE shall bill TELCO DEVELOPMENT GROUP toll calls to End Users in accordance with GTE's normal billing schedule.

9.5 GTE shall retain billed toll message data for the period of time consistent with applicable regulatory or legal requirements. See Section 15 of the Agreement for the retention time periods. Upon request and mutual agreement, GTE shall retain billed toll message data longer than the applicable regulatory or legal requirements.

Section 10     Taxes


10.1 All taxes including but not limited to state, local, federal, gross receipt, sales, use, excise or other taxes and tax like charges imposed on or with respect to TELCO DEVELOPMENT GROUP's services including TELCO DEVELOPMENT GROUP computed tax surcharges are collectively referred to as "Tax" or "Taxes".

10.2 GTE shall charge the applicable Taxes to the End Users on TELCO DEVELOPMENT GROUP's behalf for appropriate Services. GTE shall compute and charge the TELCO DEVELOPMENT GROUP tax surcharges as instructed by TELCO DEVELOPMENT GROUP within thirty (30) calendar days of written request pursuant to Section 34 of the Agreement. TELCO DEVELOPMENT GROUP shall not change the Tax Surcharge rate more than once per any thirty
        (30) calendar day period for each taxing jurisdiction. Details such as, but not limited to, tax data, reporting requirements, GTE responsibility or any exceptions to these tax guidelines are outlined in the Operating Procedures. GTE shall not remit Taxes to TELCO DEVELOPMENT GROUP when it is not able to do so as a result of legal restrictions or system incompatibility.

10.3 GTE shall use the Tax information in GTE's possession for the Tax status of End Users where GTE performs Tax calculations.

10.4 GTE shall maintain such Tax exempt information in a reasonably accurate and complete manner. The process of sharing Tax exemption documentation shall be addressed in Section 14.

10.5 GTE shall not be entitled to retain or receive from TELCO DEVELOPMENT GROUP any statutory fee or share of Taxes to which the person collecting such Taxes is entitled under applicable law.

10.6 TELCO DEVELOPMENT GROUP shall provide GTE with the appropriate Tax rates and Tax applications. In addition, TELCO DEVELOPMENT GROUP shall provide GTE, on a going forward basis, written authorization for newly enacted Taxes, new applications for existing Taxes and tariffed gross receipts surcharge rates. Semiannually TELCO DEVELOPMENT GROUP shall


                                GTE PROPRIETARY
                                    SA2 - 6
        provide GTE an updated list of applicable Tax rates, applications and Tax surcharges.

 10.7 TELCO DEVELOPMENT GROUP shall advise GTE in writing of tax procedures with respect to application, billing, recording and collection of Taxes on new Services, including any changes in the law affecting Taxes on such Services.

Section 11     Taxes - Gross Receipts Taxes

        As a billing agent, GTE is billing TELCO DEVELOPMENT GROUP's revenues for a specific fee. GTE shall not report these billings as its own receipts for gross receipts Tax purposes or any other Tax purpose, unless otherwise required by law.


Section 12     Tax Audit

        GTE shall notify TELCO DEVELOPMENT GROUP of audits when in the course of the audit, an auditor's inquiries may lead to a proposed assessment of additional taxes, penalties or interest due on taxes.

Section 13     Taxes - Indemnity and Recourse

13.1 TELCO DEVELOPMENT GROUP agrees to pay and hold GTE harmless from any liability or loss resulting from any Tax, penalty, interest, addition to Tax, tax surcharge, or other charge payable by GTE as a result of:

        A. The delay or failure of TELCO DEVELOPMENT GROUP to pay any Tax or file any return or other information as required by law or this Agreement, unless GTE fails to comply with Section 10 of this Service Attachment;

        B. GTE complying with any determination or direction by or advice of TELCO DEVELOPMENT GROUP or correctly using information provided by TELCO DEVELOPMENT GROUP in performing any Tax-related service; or

        C. GTE acting or failing to take any action with respect to any Tax which is the subject of the Agreement, unless such action or inaction constitute willful misconduct or gross negligence, in the absence of such direction by TELCO DEVELOPMENT GROUP in this Agreement or otherwise.

        D. Any audit or investigation by any governmental unit or agency with respect to said Taxes on TELCO DEVELOPMENT GROUP Services for which TELCO DEVELOPMENT GROUP is responsible under this Agreement.

        The indemnity payable shall be payable in all events and without regard to any determination that GTE is the Party obligated to collect and remit such Taxes or file the Tax returns. The indemnity provided in this subsection shall be the sole indemnification provided by TELCO DEVELOPMENT GROUP to GTE with respect to the Tax matters covered in this subsection; the indemnification provisions in Section 20 of the Agreement shall not apply to the Tax matters covered in this subsection. Notwithstanding the above, such indemnity is conditioned upon GTE providing TELCO DEVELOPMENT GROUP timely notification of any proposed assessment of any additional Taxes, penalty, or interest due by GTE to enable TELCO DEVELOPMENT GROUP the opportunity to seek administrative relief, a ruling, judicial review (original or appellate) or other appropriate review as to the applicability of any such Taxes prior to any assessment of additional Taxes.

13.2 If TELCO DEVELOPMENT GROUP disagrees that any Taxes are payable by GTE, disagrees with an assessment of any additional Taxes, penalty, addition to Tax, tax surcharge, interest or other charges due by GTE as a result of GTE's performance of any obligation under this Agreement, or disagrees with a determination that an additional charge is applicable to GTE's billing to TELCO DEVELOPMENT GROUP for Services under this Agreement, TELCO DEVELOPMENT GROUP shall, at its option and expense (including, if required by law, payment of any such assessment prior to final resolution of the issue) have the right to seek administrative relief, a ruling or judicial review (original and appellate) as to the applicability of any tax and to protest the same and direct any legal challenge, but shall be liable for any taxes or additional charge, penalty, tax surcharge, and interest ultimately determined to be due. When requested by TELCO DEVELOPMENT GROUP, GTE shall provide cooperation and support, at TELCO DEVELOPMENT GROUP's expense, but shall not become a Party unless legally required.

13.3 GTE agrees to pay and hold TELCO DEVELOPMENT GROUP harmless from any liability or loss resulting from Tax, penalties, interest, additions to Tax, tax surcharges or other charges or payable expenses incurred by TELCO DEVELOPMENT GROUP as a result of the willful misconduct or gross negligence of GTE to provide

                                GTE PROPRIETARY
                                    SA2 - 7

        TELCO DEVELOPMENT GROUP, pursuant to Section 10, accurate and complete information, including accurate calculations and billing appropriate taxes with which to file its Tax returns and remit payment.

 13.4 TELCO DEVELOPMENT GROUP shall provide pursuant to Program Development procedures in Section 34 of the Agreement, thirty (30) calendar days prior written notice to GTE of any Tax billing changes. GTE shall make a reasonable effort to implement such changes in accordance with the Agreement and notice. Changes requiring billing system modifications shall be paid for by TELCO DEVELOPMENT GROUP as set forth in Section 34.

 13.5 Should any Federal, State or local jurisdiction determine that sales, use or other taxes (including interest, penalties and tax surcharges) are due by GTE to the taxing authority as a result of GTE's performance of any obligation under this Agreement that have not been paid by TELCO DEVELOPMENT GROUP, GTE shall so advise TELCO DEVELOPMENT GROUP. TELCO DEVELOPMENT GROUP shall be liable for any such tax, interest, penalty and tax surcharge, but retains the right to protest the assessment. If TELCO DEVELOPMENT GROUP disagrees with any assessment of taxes due by GTE or disagrees with an assessment of any additional tax, penalty, tax surcharge and interest due by GTE as a result of GTE's performance of any obligation under this Agreement, TELCO DEVELOPMENT GROUP shall, at its option and expense (including payment of any such assessment prior to final resolution of the issue), have the right to seek a ruling as to the applicability of any such tax or to protest any assessment and participate in any legal challenge to such assessment, but shall be liable for any tax, penalty, tax surcharge and interest ultimately determined to be due. GTE shall, when requested by TELCO DEVELOPMENT GROUP and at TELCO DEVELOPMENT GROUP's expense, cooperate or participate with TELCO DEVELOPMENT GROUP in any such proceeding, protest or legal challenge. Provided, however, GTE may in its sole discretion decline to participate if such participation would be without merit or may result in contempt proceedings against GTE.

Section 14     Tax Application Procedures

14.1 Unless otherwise required by law or stated in Section 10.5, and as soon as practicable after the execution date hereof, TELCO DEVELOPMENT GROUP shall file all returns for taxes imposed on or with respect to TELCO DEVELOPMENT GROUP's services and pay or remit all such taxes, and other items including any applicable interest or penalties. GTE shall furnish to TELCO DEVELOPMENT GROUP, on a timely basis, all information in GTE's possession reasonably necessary for TELCO DEVELOPMENT GROUP to file its tax returns.

14.2    Billing of Taxes on Behalf of TELCO DEVELOPMENT GROUP:

        14.2.1 GTE shall calculate the amount of taxes to be billed to End Users for TELCO DEVELOPMENT GR0UP's telecommunications services. GTE shall remit payment to TELC0 DEVELOPMENT GROUP for the collected taxes as part of the monthly purchase of receivables payment (refer to Purchase of Accounts Receivable Report - Line C, Exhibit SA2-1A).

        14.2.2 GTE's contact representatives shall accept and resolve End User tax inquiries in accordance with service procedures when TELCO DEVELOPMENT GROUP has purchased Inquiry Service.

        14.2.3 GTE's representatives shall maintain the tax exempt status on End User accounts and shall maintain such exemptions in a reasonably accurate and complete manner, including the maintenance of exemption certificates.

        14.2.4 GTE's representatives shall calculate and apply the appropriate taxes on rebills, however, if the adjustments are mechanical, the taxes will be generated by the system.

14.3 TELCO DEVELOPMENT GROUP shall provide GTE details, including the tax exempt status of services and End Users, as to taxes to be calculated, billed and collected in connection with TELCO DEVELOPMENT GROUP's services.

14.4 TELCO DEVELOPMENT GROUP shall provide timely written notice to GTE of any tax billing changes, and GTE shall make a reasonable effort to implement such changes in accordance with the Agreement. Prior to the changes being introduced, GTE and TELCO DEVELOPMENT GROUP shall mutually agree to a period of time (which shall vary depending on the nature and complexity of the tax change) in which GTE shall implement the changes requested by TELCO DEVELOPMENT GROUP. Changes in tax rates requiring billing system modifications shall be made in accordance with TELCO DEVELOPMENT GROUP desires via the Program Development as set forth in
        Section 34 of the Agreement.

                                GTE PROPRIETARY
                                    SA2 - 8

14.5 GTE shall provide tax reports to TELCO DEVELOPMENT GROUP in support of the taxes billed TELCO DEVELOPMENT GROUP's End Users in order that TELCO DEVELOPMENT GROUP may file its tax returns. These tax reports are identified in Section 16 of this Service Attachment. The reports shall be enclosed with the monthly Purchase of Accounts Receivables Report sent to TELCO DEVELOPMENT GROUP where not limited by system processes. (Refer to Exhibit SA2-1A of the Agreement and the forms defined in Section 16 of this Service Attachment).


 Section 15    Transmission

15.1 TELCO DEVELOPMENT GROUP shall transmit rated messages to GTE via a transmission medium (e.g., direct via the Network Data Mover or other similar system agreed to by the Parties, or to GTE via magnetic tape either cartridge or reel). The messages shall be presented to GTE in GTE standard format.

15.2 Upon receipt of TELCO DEVELOPMENT GROUP toll message detail, GTE shall ensure that the proper tape or transmission has been received using the control number procedures that have been developed between GTE and TELCO DEVELOPMENT GROUP. Amounts that are received direct from TELCO DEVELOPMENT GROUP shall be verified to ensure that the total reported by TELCO DEVELOPMENT GROUP is the total received and entered into GTE's system. Differences shall be reconciled between GTE and TELCO DEVELOPMENT GROUP based on a mutually agreeable procedure.

15.3 Amounts that are received via the transmission medium shall be identified by TELCO DEVELOPMENT GROUP and entered into GTE's toll system. Control of TELCO DEVELOPMENT GROUP's data shall begin upon receipt.

15.4 When the amount is verified by GTE (direct), or identified by TELCO DEVELOPMENT GROUP, and entered into GTE's toll system, that amount shall be considered TELCO DEVELOPMENT GROUP "Message Revenue" and entered on the Purchase of Accounts Receivables Report, (Exhibit SA2-1A).

15.5 When TELCO DEVELOPMENT GROUP chooses magnetic tape, any magnetic tape received from TELCO DEVELOPMENT GROUP which is determined to be unreadable, or containing data which cannot be processed by GTE's billing systems, or otherwise damaged, shall be returned to TELCO DEVELOPMENT GROUP. GTE shall not be held liable for magnetic tapes received in this condition.

15.6 If TELCO DEVELOPMENT GROUP message detail is determined to be lost, damaged or destroyed as a result of GTE's tape processing, GTE shall use the procedure set forth in Exhibit SA2-lA to determine the volume of messages determined to be lost, damaged or destroyed.

15.7 The age of toll to be billed by GTE shall be consistent with legal and regulatory requirements and with local GTE procedures.

15.8 The Call Record Provision rate element is charged for all data transmissions. The Call Record Provision rate element is found in
        Section 3.1 of Attachment E.

Section 16     Accounting and Management Reports


        GTE shall provide the following accounting/management reports:

        -Casual User File Receipt Report OCSO1011
        -Casual User File Receipt Wrap Report OCS02011
        -Monthly CRB tax reports:
                 Federal Tax                  Report 357 RIB
                 State Tax 1                  Report 357 RHZ
                 State Tax 2                  Report 357 RIC
                 Local Tax 1                  Report 357 RIA
                 Local Tax 2                  Report 357 RID
                 Local Tax 3                  Report 357 RIE
        -Monthly CBSS tax reports:
                 Federal Tax                  Report CBS01811
                 State Tax 1                  Report CBS01814
                 State Tax 2                  Report CBS01815
                 Local Tax 1                  Report CBS01818
                 Local Tax 2                  Report CBS01819
                 Local Tax 3                  Report CBS01820
                 Surcharge                    Report CBS01824


                                GTE PROPRIETARY
                                    SA2 - 9

                                                            Service Attachment 2
                                                                 Exhibit SA2  1A
                                                                     Page 1 of 3

                                  S A M P L E

                     GTE OTHER CARRIER SETTLEMENTS SYSTEM
                    PURCHASE OF ACCOUNTS RECEIVABLE REPORT

REPORT #: XXXXXXXX                                           PAGE:
RUN DATE: XX/XX/XX                                           OCS/MOD  1-013-OCSS
RUN TIME: XX:XX:XX
       GTE TELEPHONE OPERATIONS              DIRECT INQUIRIES TO:
       P. 0. BOX_______               CUSTOMER ACCOUNTING
                                             Telephone number:
       Town, State, Zip Code                 Settlement Period:
                                             Preparation Date:
       State Code:                           Prepared by:


      Type of Account: Purchase of accounts receivable - BillingPlus(SM) Service
                                                Carrier:

                                                          P.O. Box XXXXX
                                                          City, State, Zip Code

- --------------------------------------------------------------------------------

                                                  CONFIRMED MESSAGES       CONFIRMED REVENUE
A       TOTAL MESSAGES AND REVENUE                999,999,999,999          $999,999,999.99
B       REBILLS                                                            $999,999,999.99
C       TAXES - GTE CALCULATED
                FEDERAL                                                    $999,999,999.99
                STATE                                                      $999,999,999.99
                LOCAL                                                      $999,999,999.99
                SURCHARGE                                                  $999,999,999.99
                                                                           ---------------
                       TOTAL GTE CALCULATED TAXES                          $999,999,999.99
D       UNBILLABLES                                                        $999,999,999.99
E       ADJUSTMENTS - GTE                                                  $999,999,999.99
                FEDERAL TAXES                                              $999,999,999.99
                STATE TAXES                                                $999,999,999.99
                LOCAL TAXES                                                $999,999,999.99
                SURCHARGE TAXES                                            $999,999,999.99
                                                                           ---------------
                       TOTAL GTE ADJUSTMENTS                               $999,999,999.99
F       TOTAL ACCOUNTS RECEIVABLE                                          $999,999,999.99
G       UNCOLLECTIBLE FACTOR (XX.XX%                                       $999,999,999.99
H       UNCOLLECTIBLE TRUE-UP
                BASE TRUE-UP AMOUNT                                        $999,999,999.99
                FEDERAL                                                    $999,999,999.99
                STATE                                                      $999,999,999.99
                LOCAL                                                      $999,999,999.99
                SURCHARGE                                                  $999,999,999.99
                       TOTAL TRUE-UP AMOUNT                                $999,999,999.99
                       UNCOLLECTIBLE ESTIMATE                              $999,999,999.99
                       UNCOLLECTIBLE TRUE-UP AMOUNT                        $999,999,999.99
I       LATE PAYMENT CHARGES                                               $999,999,999.99
J       AMOUNT DUE                                                         $999,999,999.99



                                GTE PROPRIETARY
                                   SA2 - 10

                                                            Service Attachment 2
                                                                  Exhibit SA2-lA
                                                                     Page 2 of 3

                                EXPLANATION OF

                    PURCHASE OF ACCOUNTS RECEIVABLE REPORT

Line A: Accumulate the total amount purchased from TELCO DEVELOPMENT GROUP. The "purchased amount" represents the accepted amounts received direct from TELCO DEVELOPMENT GROUP and the amounts processed into GTE's toll system from TELCO DEVELOPMENT GROUP's transmissions.

      (a) If GTE loses or damages a data transmission or tape that contains TELCO DEVELOPMENT GROUP's BillingPlus/sm/ messages, GTE shall request backup data from TELCO DEVELOPMENT GROUP. If the data cannot be recovered, and the actual amount is not available, an estimated amount must be included on Line A as due TELCO DEVELOPMENT GROUP and "purchased" by GTE. GTE shall estimate the messages and associated revenues based upon previously known values using a method which is agreed to by the Parties.

      (b) Total Message Revenue equals the total gross toll purchased from TELCO DEVELOPMENT GROUP for the applicable month (i.e., 10 billing cycles).

Line B: Any adjustment that is rebilled either to another End User, or back to the same End User, must be added to the purchase of accounts computation as message revenue if it had previously been deducted as an adjustment.

Line C: Taxes for TELCO DEVELOPMENT GROUP's services shall be computed by GTE and billed to TELCO DEVELOPMENT GROUP's End User. Applicable federal, state and local taxes and/or surcharges shall be computed on TELCO DEVELOPMENT GROUP's services when subject to the tax as long as the End User is not exempt from the tax. TELCO DEVELOPMENT GROUP's taxes shall be separated by GTE and forwarded to TELCO DEVELOPMENT GROUP, where not prohibited by system processes. TELCO DEVELOPMENT GROUP shall prepare its own tax returns and pay the tax due to the taxing authority.

Line D:        Unbillables represent amounts that cannot be billed to End Users.
               GTE may encounter problems with toll as received, which must be returned to TELCO DEVELOPMENT GROUP for correction. If the unbillable is caused by an error on the part of GTE, GTE shall not recourse to TELCO DEVELOPMENT GROUP.

Line E: When it is necessary to adjust any TELCO DEVELOPMENT GROUP toll amount on the End User's bill, total adjusted amounts for the month, along with the applicable taxes shall appear in Line E as an adjustment to the purchased receivables.

      (a) Adjustments generally are reported by the Operations Department based on End User Contact; however, GTE shall also accept adjustments from TELCO DEVELOPMENT GROUP which are to be included on an End User's next bill.


                                GTE PROPRIETARY
                                   SA2 - 11

                                                      Service Attachment 2
                                                            Exhibit SA2-lA
                                                               Page 3 of 3

                (b) Total adjustments include message amount and tax amount(s) whether debit or credit, and should be included when adjusted on the End User's bill. Also, details of the adjustment(s) should be available for audit by TELCO DEVELOPMENT GROUP.

         Line F: Total amount of End User receivables. This represents Line A + B + C - (D + E) F.

         Line G: This amount represents an estimate of uncollectible amounts as defined in Section 7 of this Service Attachment. The uncollectible factor is multiplied by the total accounts receivable to compute the estimated uncollectible amount deducted from the purchased receivables.

         Line H: Include on this line the amount due TELCO DEVELOPMENT GROUP, or the amount due GTE, based on the six (6) month true-up of uncollectibles detailed in Section 6. The base true-up amount is the realized uncollectible amount for the true-up period. The federal, state, local and surcharge taxes are associated with the base true-up amounts. The total true-up is the addition of the uncollectible and tax true-ups. The uncollectible estimate is deducted from the purchase of accounts receivables during the true-up period. The uncollectible true-up amount is the difference between the total and estimated uncollectible amounts.

         Line 1: Late payment charge due TELCO DEVELOPMENT GROUP. If GTE is late in payment of purchase of receivables GTE shall pay an amount equal to the late payment charge as shown in Section 1 2 of the Agreement.

         Line J: The monthly amount due to TELCO DEVELOPMENT GROUP, representing receivables purchased, shall be paid on the date indicated by the "Payment Date Calculation" procedure described below.

                                GTE PROPRIETARY
                                    SA2-12

                                                      Service Attachment 2
                                                            Exhibit SA2-lB
                                                               Page 1 of 2


                                  S A M P L E
REPORT #: OCS05001    GTE OTHER CARRIER SETTLEMENT SYSTEM    PAGE:  1

RUN DATE: 90/09/19       BillingPlus/SM/ BILLING      DCS/MOD#:1-013-OCS

                      SETTLEMENT PAYMENT DATE CALCULATION

RUN TIME: 16:34:59
20CS05001003333ID 900919

DOMINIC SAGAR'S TELEPHONE CO.   DIRECT INQUIRIES TO: DOMINIC
THE FIRST ADDRESS LINE                                      TITLE :  HARD WORKER
THE SECOND ADDRESS LINE       TELEPHONE NUMBER: (123) 456-7890
THIS CITY, THAT STATE
                                                     SETTLEMENT PERIOD:   90/07
STATE CODE: ID                                     PREPARATION DATE  : 90/09/19
                                                         PREPARED BY :  A ROBOT

                 CALCULATED PAYMENT DATE            :90/08/22
                 ADJUSTED PAYMENT DATE              :90/08/22
                 PAYMENT WILL BE MADE TO CARRIER 00333 ON THE ABOVE DATE

(A)                 (B)        (C)         (D)    (E)            (F)                     (G)       (H)         (I)              (J)
TAPE                RECEIVED   FIRST       (B-C)  REVENUE        [(D)-(E)]               (F)/(E)   AVERAGE     AVERAGE      PAYMENT
NO.                            DATEIN                                                              DAYS TO     DAYS TO         DATE
                               COL. B                                                              BILL DATE   CUST.PAYM'T
(C+G+H+I)

1                   1990 182   1990 182      0            100.00                     0.00
2                   1990 183   1990 182      1            100.00                   100.10
3                   1990 184   1990 182      2            100.10                   200.20




20                  1990 207   1990 182      25   999,999,999.99        24,399,999,999.75
21                  1990 208   1990 182      26   999,999,999.99        25.999,999,999.74
22                  1990 209   1990 182      27   999,999,999.99        26,999,999,999.73
                    ----                             ---------             ------------
                    1990 182                   10,000,001,102.00       225,000,009,421.15   22       015         015        1990 234
                    ====================================================================

                     ..........  END OF REPORT  ..........
                     ..........  END OF REPORT  ..........



                                GTE PROPRIETARY
                                   SA2 - 13

                                                 Service Attachment 2
                                                 Exhibit SA2-1B
                                                 Page 2 of 2

                                 EXPLANATION OF

                            PAYMENT DATE CALCULATION

"Transmissions/Date Received" refers to the individual transmissions received from TELCO DEVELOPMENT GROUP. The numbers merely refer to the number of times toll is processed from TELCO DEVELOPMENT GROUP each cycle/month beginning with one (1) for the first receipt each month. The date processed represents the julian date TELCO DEVELOPMENT GROUP toll was received into GTE's toll system. Such processing date shall not be more than one (1) business day after the date of receipt. Receipt of transmissions must correspond to the number of entries in Line A of the monthly Purchase of Accounts Receivable Report (Exhibit
SA2-l A).

   Col A)  Input the number of the transmission, tapes or cartridges received.

   Col B) Input the julian date the transmission and the associated messages were processed by GTE.

   Col C) Enter the earliest date transmissions and their associated messages were processed for the settlement period (earliest date in Column B).

   Col D) Column B less Column C reflects the day the specific tape was received in relation to the day the first tape/transmission of the settlement period was received.

   Col E) The revenue amount of the messages received on each transmission. These amounts must agree with Line A (Total Messages and Receivables) on the Purchase of Accounts Receivable Report.

   Col F) Column D times Column E, weights the revenue amount and the time of the month that each tape/transmission was received.

   Col G) The total of Column F divided by the total of Column E which provides the estimated days settlement period for which GTE received the transmission of messages.

   Col H) This is the average number of days it takes to bill all toll on a transmission. A normal monthly average shall be fifteen (15) calendar days; however, if GTE can justify another "average days" and TELCO DEVELOPMENT GROUP agrees, the revised average shall be used.

   Col I) This is the average length of time it takes End Users to pay their telephone bill. GTE shall perform studies to determine this average. This study may be updated by GTE and verified by TELCO DEVELOPMENT GROUP and any change to the "average days to customer payment" shall be implemented.

   Col J) The total of Columns C, G, H and I. This is the calculated payment date.

   Col K)  Calendar date payment will be made by GTE to TELCO DEVELOPMENT GROUP.


                                GTE PROPRIETARY

                                   SA2 - 14

                                                      Service Attachment 2
                                                      Exhibit SA2-2
                                                      Page 1 of 2


                                    SAMPLE

                                ANCILLARY BILL

GTE Telephone Operations                    Billing Inquiries:
Address                                     Contact Person's Title:
City, State, Zip Code                       Telephone Number:

State Code;                                         (1) Billing Account Number:
Type of Account:                                    (2) Invoice Number:
 Ancillary                                          (3) Billing Period:
 Services                                           (4) Bill Month:
                                                    Preparation Date:
                                                    Prepared By:

                                 CUSTOMER NAME
                               Customer Address
                             City, State Zip Code

                                            INTRASTATE                                     INTERSTAT            TOTAL
                                        Unit        Rate            Dollars      Unit     Rate       Dollars
Previous Bill (5)                                                      XX.XX                            XX.XX     XX.XX
Payments Applied                                                       XX.XX                            XX.XX     XX.XX
Adjustments Applied (see attached                    XX.XX                                 XX.XX        XX.XX
                                                                         .                                .         .
                                                                      --- --                           --- --    --- --

Balance after Payments and Adjustments               XX.XX                                 XX.XX        XX.XX

Ancillary Charges  (6)

Bill Processing and  Collection Service  XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
              1 - 1O  calls              XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
              1 1 - 100 Calls            XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
              101 - 600 Calls            XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
              Over 600 Calls             XX          XX.XX             XX.XX      XX       XX.XX

WATS/800 Calls                           XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
Call Recording Service                   XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
Call Assembly & Edit                     XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
Call Record Provision                    XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
              Magnetic Tape              XX          XX.XX             XX.XX      XX       XX.XX        XX.XX
              Direct Interface           XX          XX.XX             XX.XX      XX       XX.XX        XX.XX

Total Current Charges                                                  XX.XX                            XX.XX
Applicable Taxes and/or Surcharges                                     XX.XX                            XX.XX
Late Payment Charges                                                   XX.XX                            XX.XX

TOTAL AMOUNT OUTSTANDING (7)                                           XX.XX                            XX.XX     XX.XX

TOTAL CURRENT AMOUNT DUE BY: YY/MM/DD (8)

                                GTE PROPRIETARY
                                   SA2 - 15

                                                      Service Attachment 2
                                                             Exhibit SA2-2
                                                               Page 2 of 2

                      NOTES ON THE ANCILLARY BILL FORMAT

(1) This is a Billing Account Number by state by company. The format is 3-3-4-3 (1 3 charactersalphanumeric) and once established does not change. It provides a descriptive and unique number for each company and quick reference number for TELCO DEVELOPMENT GROUP and GTE. For consistency the following scheme will be used for the 3-3-4-3 format:

     GTE-ICC-XXXX-ANC
     In the field marked by X's, the following will be inserted to provide a unique identifier for each state.

     1101  California    1505  South Carolina
     1201  Florida       1507  Virginia
     1301  Iowa          1601  Arkansas
     1302  Minnesota     1602  New Mexico
     1303  Missouri      1603  Oklahoma
     1304  Nebraska      1604  Texas
     1401  California    1701  Hawaii
     1402  Idaho         1801  Illinois
     1403  Oregon        1802  Indiana
     1404  Montana       1803  Michigan
     1405  Washington    1804  Ohio
     1501  Alabama       1805  Pennsylvania
     1503  Kentucky      1806  Wisconsin
     1504  North Carolina

(2)  No more than 14 characters; current format as determined by GTE

(3) Frequency of billing will be monthly or upon such other schedule as is mutually agreed upon between GTE and TELCO DEVELOPMENT GROUP.

(4) A separate column will be shown for Interstate and Intrastate. This is combined here for consistency in printing, i.e., 72 columns wide.

(5)  This total includes all outstanding amounts due from TELCO DEVELOPMENT
     GROUP.

(6) Rate elements to be included on the ancillary bill only as applicable for TELCO DEVELOPMENT GROUP.

(7) The payment date is determined by adding thirty (30) days to the preparation date. Invoice is to be received by TELCO DEVELOPMENT GROUP no later than twenty-four (24) days prior to the payment date. This includes the total amount for current month's billing.

(8)  Total of all outstanding amounts due GTE.



                                GTE PROPRIETARY
                                   SA2 - 16

                                                      Service Attachment 2
                                                             Exhibit SA2-3
                                                               Page 1 of 1


                                  S A M P L E

                             DETAIL OF ADJUSTMENTS

GTE                           Billing Inquiries:  Name
P.O. Box XXX                   Contact Person's Title
City, State, Zip Code       Telephone Number

                      (1)  Billing Account Number: XXX-XXX-XXXX-XXX
State Code: XXXX      (2)  Invoice Number: IXCYR-MM-DD-AN
Type of Account:      (3)  Billing Period: YY-MM-DD thru YY-MM-DD
   Adjustments             Bill Month: YY-MM
                           Preparation Date: YY-MM-DD
                           Prepared By: Customer Accounting

                                 CUSTOMER NAME
                                    ADDRESS

                             DETAIL OF ADJUSTMENTS

Description (ordered by month)                       Intrastate      Interstate
- -----------                                          ----------      ----------
The description should include all relevant
information pertaining to the adjustment, such as

1 .The category of the adjustment
2. A description of the adjustment
3. The period to which it pertains
4. Any rates or units involved
5. Interstate/Intrastate categorization
6. Original Invoice Number(s) from/to which
   adjustment is being made.
                                                            .               .
                                                   --------- --    --------- --
TOTAL ADJUSTMENTS PAYABLE (RECEIVABLE)               XXX,XXX.XX      XXX,XXX.XX
                                                     ----------      ----------

Notes: (1), (2) and (3) These notes are the same as the same numbers for the Ancillary Invoice notes. The Billing Account number and the Invoice Number should be the same as the Ancillary Billing Account number and Invoice number on the Ancillary Bill.


                                GTE PROPRIETARY
                                    SA2 - 17

                                                            Service Attachment 2
                                                                   Exhibit SA2-4
                                                                     Page 1 of 2

                 GENERALLY ACCEPTABLE EMI 41 AND 42 TEXT CODES

     PHRASE                                                CODE
     ------                                                ----

Billing Adjustment                                         00111
Long Distance Service Adjustment                           00112
Telegram(s)                                                00113
Call(s) Rebilled                                           00114
Timing Adjustment                                          00115
Denied Knowledge of Call(s)                                00116
Interrupt Charge Adjustment                                00117
Busy Verification Adjustment                               00118
Check Returned By Bank                                     00119
Interruption of Service Credit                             00120
Commission Adjustment                                      00121
Usage/Service Adjustment                                   00122
Billing Correction                                         00123
Call Trace Charge                                          00124
Optional Calling Plan Adjustment                           00125
Service Guarantee Adjustment                               00126
Non-Recurring Charge Adjustment                            00127
Local Service Billing Adjustment                           00128
Refund                                                     00129
Payment Adjustment                                         00130
Balance Transferred                                        00131
Deposit Refund Adjustment                                  00132
Federal Tax Adjustment                                     00133
911 State Tax Adjustment                                   00134
County Tax Adjustment                                      00135
Tax Adjustment                                             00136
State Sales Tax Adjustment                                 00137
City Tax Adjustment                                        00138
Surcharge Billing Adjustment                               00139
Re-Connection Charge Adjustment                            00140
Directory Assistance Adjustment                            00141
Service Visit                                              00142
Monthly Service Billing Adjustment                         00143
Special Service Adjustment                                 00144
Late Payment Charge Adjustment                             00145
Deregulated Activity Adjustment                            00146
WATS Adjustment                                            00147
Returned Check Charge                                      00148
Payment Adjustment                                         00149
Advanced Payment Adjustment                                00150
Rating of Call Adjustment                                  00151
Timing Adjustment                                          00152

                                GTE PROPRIETARY

                                    SA2-18

                                                            Service Attachment 2
                                                                   Exhibit SA2-4
                                                                     Page 2 of 2

                 GENERALLY ACCEPTABLE EMI 41 AND 42 TEXT CODES

     PHRASE                                                CODE
     ------                                                ----

Call Processing Equipment Malfunction                      00153
Denied Knowledge of Call(s)                                00154
Duplicate Billing                                          00155
Call(s) Not Completed                                      00156
Reached Wrong Number                                       00157
Unsatisfactory Connection                                  00158
Customer Disconnected                                      00159
Collect/3rd Number Calls Not Accepted                      00160
Telegrams Not Delivered                                    00161
Telegrams Service Credit                                   00162
Correction of Long Distance Credit                         00163
Equipment Returned Service Credit                          00164
Refund Check Issued                                        00165
Adjustments to Advertising Charges                         00166
Local Tax Adjustments                                      00167
City Tax Billing Adjustment                                00168
One-Time Charge Adjustment                                 00169
WATS Usage Adjustment                                      00170
Post Billing Adjustment                                    00171
Repair of Customer Equipment                               00172
Voice Message Service Adjustment                           00173
Mobile AIRTIME Adjustment                                  00174
Deregulated Service Charge Adjustment                      00175
976/900 Call(s) Adjustment                                 00176
Miscellaneous Bill Adjustment                              00177
Adjustment to Enhanced Service Provider Bill               00178



                                GTE PROPRIETARY
                                    SA2-19

                   BILLING AND COLLECTION SERVICES AGREEMENT
                              SERVICE ATTACHMENT 5

                           PrimeTarget(SM) SERVICES


TELCO DEVELOPMENT GROUP may order and GTE agrees to provide PrimeTarget(SM) Services ("Service") under the terms and conditions set forth in the Agreement and within this Service Attachment as follows:


Section 1 - Service Description

1.1 PrimeTarget(SM) Services are communications to End Users in the form of Direct Mail, Bill Inserts, Bill Message Page, Marketing Messages and Bill Phrases. TELCO DEVELOPMENT GROUP may use one or more of these communications options each month or only a few times a year.

1.2  These Services are described as follows:

     1.2.1 Direct Mail - Direct Mail is independent of the GTE billing cycle. TELCO DEVELOPMENT GROUP can target specific end-user groups and specific mail dates which fall during off-peak mailing times, subject to availability. TELCO DEVELOPMENT GROUP provides the mailing pieces and envelopes, and instruction on list selection. TELCO DEVELOPMENT GROUP retains full creative control of the direct mail piece.

     1.2.2 Bill Insert - TELCO DEVELOPMENT GROUP provides GTE with the insert and GTE encloses it in the GTE billing envelope with End User's bill. Ordering of this service is subject to technical and capacity limitations of GTE's inserting equipment.

     1.2.3  Bill Message Page - A Bill Message Page may contain up to eighty-one
            (81) lines of approximately fifty-four (54) characters per line [seventy (70) lines for California]. Bill Message Pages are positioned before or after the TELCO DEVELOPMENT GROUP bill page and before any other carrier's statement. Bill Message Pages are available monthly to TELCO DEVELOPMENT GROUP's presubscribed End Users.

     1.2.4 Bill Phrase - A Bill Phrase contains from one to fifteen lines of text of approximately fifty-four (54) characters each and appears on the TELCO DEVELOPMENT GROUP bill page preceding the detail of itemized calls. This service is a "broadcast" feature to all of TELCO DEVELOPMENT GROUP's End Users receiving a bill in the month the phrase appears.

1.3 The Bill Phrase is only offered when TELCO DEVELOPMENT GROUP has ordered BillingPlus(SM) Service.


Section 2             Ordering Procedures

2.1 Bill Phrase, Bill Message Page, Bill Insert, Marketing Message or Direct Mail may be ordered utilizing a preauthorized Purchase Order Number ("PON"). The PON must be received forty (40) business days in advance of the bill date of the end-user bill in which the PrimeTarget(SM) Services are to be included. GTE shall accept actual bill inserts from TELCO DEVELOPMENT GROUP five (5) business days prior to the first day of the bill cycle month during which the inserts are to be enclosed in end-user bills. Inserts must be delivered directly to each of GTE's designated bill enclosing centers. See Section 5 below for a list of the bill enclosing centers.

2.2 Bill Message Page to "casual use" End Users may be ordered subject to space availability and technical limitations.

2.3 Bill Phrase, Bill Message Page and Bill Insert reservation requests may be made by TELCO DEVELOPMENT GROUP no less than two (2) months prior to but no more than twelve (12) months in advance. Reservation requests shall specify the GTE operating area and month being requested.

2.4 If there are more requests than can be accommodated, a lottery process shall be used by GTE for bill inserts or the casual usage caller

                                GTE PROPRIETARY
                                    SA5 - 1
     message option of the Bill Message Page Service. TELCO DEVELOPMENT GROUP shall be contacted immediately if selected or for alternative dates if it is not awarded its choice of date. GTE shall assess TELCO DEVELOPMENT GROUP a ten per cent (10%) charge, based on the estimated order value, if TELCO DEVELOPMENT GROUP cancels the order after such order has been selected through the lottery process and the slot is not utilized.

2.5 All requested text must be included with each PON for the Bill Phrase, Bill Message Page or Bill Insert. GTE agrees to use its best efforts to provide a response to the requested text within five (5) business days but in no event more than ten (10) business days to TELCO DEVELOPMENT GROUP's conceptual review request. GTE shall review the type of service or product being advertised as well as the content of such advertisement. GTE shall have the right to reject any Bill Phrase, Bill Message Page, Marketing Message or Bill Insert, provided, however, such right of rejection shall not be unreasonably exercised. TELCO DEVELOPMENT GROUP agrees that no Bill Phrase, Bill Message or Bill Insert shall either directly or indirectly imply an endorsement of TELCO DEVELOPMENT GROUP services by GTE. If text is not acceptable, GTE shall notify TELCO DEVELOPMENT GROUP with suggestions for acceptable text. TELCO DEVELOPMENT GROUP shall have five
     (5) business days to meet GTE's requirements otherwise TELCO DEVELOPMENT GROUP's request for service shall be denied.

2.6 Bill Inserts, Bill Phrases, Marketing Messages and Bill Message Pages shall comply with GTE's graphic, printing and production format standards.
     GTE's Bill Insert specifications are set forth in Section 4 below.

2.7 GTE agrees to provide targeting of Bill Message Page, Bill Phrases and Bill Inserts to TELCO DEVELOPMENT GROUP subject to Program Development and associated charges set forth in Section 6 of Attachment E. Targeting capabilities for Bill Inserts may vary by GTOC. At a minimum TELCO DEVELOPMENT GROUP's presubscribed end-user base shall be available at a state level. When the Bill Insert order is evaluated by the GTOC, a determination shall then be made as to whether TELCO DEVELOPMENT GROUP's targeting requirements can be met.

2.8 Upon request, GTE shall supply TELCO DEVELOPMENT GROUP with a test bill prior to sending End Users bills with Bill Message Page. TELCO DEVELOPMENT GROUP shall review the information on the test bill or validation media and advise GTE within one (1) business day of receipt whether the information on the test bill or other validation media is approved or rejected. Should such approval or rejection not be given within the time period specified in the preceding sentence, GTE shall proceed as if requested by TELCO DEVELOPMENT GROUP in the preauthorized PON. Upon request, GTE shall send TELCO DEVELOPMENT GROUP a list of the billing telephone numbers ("BTN") of all End Users who received the service. This list shall be sent to TELCO DEVELOPMENT GROUP within ten (10) business days after the PON is completely implemented. This request is subject to Program Development Charges.

2.9 When TELCO DEVELOPMENT GROUP purchases GTE's PrimeBilling(SM) Service, TELCO DEVELOPMENT GROUP must choose either the Ten (10) Line Bill phrase, One Five-Line Marketing Message or Two Five-Line Marketing Messages at that Time. If TELCO DEVELOPMENT GROUP wishes to change this choice at a later date, a PON must be received by GTE and applicable Program Development Charges shall be accessed and communicated to TELCO DEVELOPMENT GROUP.

2.10 When TELCO DEVELOPMENT GROUP orders their chosen option, TELCO DEVELOPMENT GROUP Marketing Messages shall be sent to GTE in the form of text files. GTE shall review the text, and if any changes are required, GTE shall notify TELCO DEVELOPMENT GROUP of the changes within ten (10) business days. TELCO DEVELOPMENT GROUP shall have five (5) business days to respond to GTE with acceptance or the request shall be denied.

Section 3            Limitation of Liability

3.1 GTE assumes no liability for orders not filled resulting from circumstances beyond its control, including, but not limited to, action of State or Federal regulatory bodies. If GTE cancels any scheduled TELCO DEVELOPMENT GROUP Bill Message, Bill Phrase, Marketing Message or Bill Insert within its control, it shall assume liability for timely delivery through a separate mailing, at the discretion of TELCO DEVELOPMENT GROUP. If TELCO DEVELOPMENT GROUP chooses not to have GTE deliver the Bill Message Page, Bill Phrase or Bill Insert through a separate mailing, TELCO DEVELOPMENT GROUP shall provide GTE a detailed accounting of the printing and production costs that are unrecoverable as a result of the cancellation, as well as the costs associated with the portion of the order omitted, for the purposes of reimbursement to TELCO DEVELOPMENT GROUP (GTE shall pay for any such claims within thirty (30) business days of receipt of such claims).

                                GTE PROPRIETARY
                                    SA5 - 2

Section 4 - Charges and Specification for the Service

4.1 All PrimeTarget(SM) Services shall be priced according to the schedules shown in Section 6 of Attachment E.

4.2  Bill Insert Specifications are as follows:

               Insert Size       Weight Requirement

             Length    Width     Single Sheet  Folded Sheet
                                 no folds      maximum of 2 folds
             ------    -----     ------------  ------------------
     All
     Areas   6 3/4"     4"          70 lb.              60 lb.

     No Staples, no accordion folds, uncoated paper
     No bleeds
     Packaging 4" stack/2" paper band

NOTE: TELCO DEVELOPMENT GROUP must assign a code number to bill inserts sent to GTE bill enclosing centers. Today the code is generally printed on the back left hand corner at the bottom of the bill insert. This numbering system assists the bill enclosing center to accurately identify the TELCO DEVELOPMENT GROUP insert.



Section 5 - Bill Enclosing Centers

     Below are listed the GTE bill enclosing centers:

     GTE North                      GTE Central
     Bill Distribution Center       Bill Distribution Center
     3301 Wayne Trace               3332 Loop 306
     Fort Wayne, IN 46806           San Angelo, TX 76904

     GTE South                      GTE West
     Bill Distribution Center       Bill Distribution Center
     3632 Roxboro Road              1845 Camino dos Rios
     Durham, NC 27704               Newbury Park, CA 91320

                                GTE PROPRIETARY
                                    SA5 - 3

                   BILLING AND COLLECTION SERVICES AGREEMENT
                             SERVICE ATTACHMENT 6

                           BILLING ANALYSIS SERVICES


TELCO DEVELOPMENT GROUP may order and GTE agrees to provide Billing Analysis Services ("Service") under the terms and conditions set forth in the Agreement and within this Service Attachment as follows:

Section 1 - Service Description

1.1 Billing Analysis Services consist of Detection Service, Investigative Service, and Deterrence Service. Billing Analysis Services shall be provided to the extent that such services can be made available with reasonable effort.

1.2  Detection Service

     1.2.1 GTE shall provide Detection Service to TELCO DEVELOPMENT GROUP through the use of equipment that identifies numbers and collects information on billing evasion activities. TELCO DEVELOPMENT GROUP shall order Detection Services on an Individual Case Basis ("ICB").

     1.2.2 Detection Services shall include, but is not necessarily limited to, Documentation Scan per line.


     1.2.3 A documentation scan on an individual line may be provided when an authorized TELCO DEVELOPMENT GROUP representative provides a written request for such a scan.


     1.2.4 Detection information produced by GTE shall be secured, protected and reviewed only with authorized personnel.

     1.2.5 Detection information produced by GTE for TELCO DEVELOPMENT GROUP shall remain the property of GTE. Copies may be provided to the authorized TELCO DEVELOPMENT GROUP representative but shall not be released to any other person or non-GTE company without the written consent of GTE Security, except under legal process.

     1.2.6 TELCO DEVELOPMENT GROUP and GTE shall designate and identify authorized representatives who shall be responsible for protecting the information by Detection Services.

     1.2.7 The period of time for which a scan on an individual line shall be conducted shall be agreed upon on an individual case basis.

     1.2.8 A statement of Detection Services provided by GTE shall be rendered to TELCO DEVELOPMENT GROUP each month.

1.3  Investigative Service

     1.3.1 GTE shall provide Investigative Service through its centralized toll fraud investigation groups for suspected fraud billing evasion activities. This service may be requested either on an ICB directly by TELCO DEVELOPMENT GROUP or as part of the error correction process with direct referral for GTE's Centralized Toll Investigation ("CTI") function.

            1.3.1.1 Investigative Service provided as requested on an ICB directly by TELCO DEVELOPMENT GROUP shall be billed at the rate specified

                                GTE PROPRIETARY
                     in Section 7 of Attachment E.

            1.3.1.2 G T E and T E L C 0 DEVELOPMENT GROUP shall negotiate suspected fraud investigation levels and charges when the Service is requested as part of the error correction process with direct referral from GTE's CTI function.

     1.3.2  Investigative Service shall include the following activities:

            A.   Analysis of suspected fraud messages
            B.   Contact with billed and called parties
            C.   Contact with known or suspected responsible parties
            D. Rebilling, where practical, of fraud losses to responsible parties

     1.3.3 TELCO DEVELOPMENT GROUP and GTE shall designate and identify authorized representatives who shall be responsible to protect the information provided by GTE Investigative Service.

1.4 Deterrence Service

     1.4.1 GTE shall provide Deterrence Service for suspected billing evasion activities on an ICB.

     1.4.2 Deterrence Service shall include, but not necessarily be limited to, the following activities:

            A. In-person contact and interview of known or suspected responsible parties
            B.  In-person contact and interview of witnesses
            C. Preparation of formal reports of investigation for criminal or civil actions
            D.  Provision of deposition or court testimony
            E.  Collection of evidentiary material
            F.  Recovery of fraud enabling devices
            G.  Publicity assistance
            H.  Presentations of deterrence/crime awareness programs

     1.4.3 TELCO DEVELOPMENT GROUP and GTE shall designate and identify authorized Security representatives who shall be responsible for protecting the information provided by GTE Deterrence Service.

            1.4.4 GTE shall not prematurely terminate Deterrence Service ordered by TELCO DEVELOPMENT GROUP if GTE begins to incur costs for services that are not specifically described in the rates and charges as set forth in Section 7 of Attachment E, or have not been previously anticipated or defined. Instead, GTE may, on a per case basis, charge up to $100.00 dollars, without concurrence from TELCO DEVELOPMENT GROUP. For individual charges over $100.00 dollars, GTE must obtain concurrence from the authorized representative of TELCO DEVELOPMENT GROUP. All miscellaneous expenses must be defined on the statement of deterrent services.

            1.4.5 A statement of the Deterrence Service provided by GTE shall be rendered to TELCO DEVELOPMENT GROUP on a monthly basis.

Section 2 - Charges for the Service

            GTE's rates for Billing Analysis Services are set forth in Section 7 of Attachment E.



                                GTE PROPRIETARY
                                    SA6 - 2

                   BILLING AND COLLECTION SERVICES AGREEMENT

                              SERVICE ATTACHMENT 8

                                SUB CIC SERVICE

TELCO DEVELOPMENT GROUP agrees to order and GTE agrees to provide Sub Carrier Identification Code ("Sub CIC") Service under the terms and conditions set forth in the Agreement and within this Service Attachment as follows:


Section 1 - Service Description

1.1 Sub CIC Service provides separated identification of a clearinghouse and their customer on the enduser's bill. Sub CIC Service is required when TELCO DEVELOPMENT GROUP is a clearinghouse and orders BillingPlus(SM) Service and PrimeLink(SM) Service from GTE.

1.2 GTE does not charge for Sub CIC Service except that when TELCO DEVELOPMENT GROUP requests a copy of the Sub CIC table a charge will apply. Copies of the Sub CIC tables may be ordered via the Program Development procedures outlined in Section 34 of the Agreement.

Section 2 - Service Ordering

2.1 Initial Sub CIC set up and subsequent changes shall be initiated by TELCO DEVELOPMENT GROUP via the Program Development procedures set forth in
     Section 32 of the Agreement. Each PON (both initial and subsequent) shall be applicable on a national basis by the clearinghouse, regardless of call activity.

2.2 PON quote and approval are not required for implementation of Sub CIC Service. GTE shall establish or update tables within five (5) to thirty
     (30) business days of receiving the PON.

2.3  Message data shall be sent by TELCO DEVELOPMENT GROUP in either:

     a. Fixed Length Records. The CIC of the Interexchange Carrier (IXC) is placed in the rerate field (positions 153-157) of the Exchange message Interface (EMI) record with indicator 5 set to a value of 3, or;

     b. Variable Length Records. The Sub CIC is carried in the Secondary Billing Entity Number field (positions 9-13) of the Secondary Billing Entity Module 002-B. (A module is a group of data elements associated with a billing record.) This is the only module GTE accepts today. This module identifies the IXC when a clearinghouse creates the rated EMI records.

2.4 If TELCO DEVELOPMENT GROUP requires testing prior to Sub CIC implementation, TELCO DEVELOPMENT GROUP shall request testing in the initial PON.

2.5 GTE shall provide TELCO DEVELOPMENT GROUP with written verification that the PON has been implemented. Other verification methods (i.e., table dumps, bill format production samples) shall be requested by TELCO DEVELOPMENT GROUP via Program Development. GTE shall notify and assess TELCO DEVELOPMENT GROUP charges for these verifications.

Section 3 - Limitations

     Sub CIC Billing Service shall not be separated by Clearinghouse (CIC) or clearinghouse customer (Sub CIC) on the monthly Purchase of Accounts Receivable Report (PAR).


                                GTE PROPRIETARY